THE REGISTRANT HAS APPLIED FOR CONFIDENTIAL TREATMENT OF CERTAIN TERMS IN THIS EXHIBIT WITH THE SECURITIES AND EXCHANGE COMMISSION. THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE MARKED WITH AN ASTERISK [*] AND HAVE BEEN OMITTED. THE OMITTED PORTIONS OF THIS EXHIBIT WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT REQUEST.

                   AMENDED AND RESTATED REINSURANCE AGREEMENT
                             HENCEFORTH TO BE CALLED
                INDEMNITY VARIABLE ANNUITY REINSURANCE AGREEMENT
                                (THE "AGREEMENT")

                                     between

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
                             A MICHIGAN CORPORATION
               (HEREINAFTER REFERRED TO AS THE "CEDING COMPANY")

                                       and

                     MANULIFE REINSURANCE (BERMUDA) LIMITED
                              A BERMUDA CORPORATION
                  (HEREINAFTER REFERRED TO AS THE "REINSURER")

                           DATED AS OF OCTOBER 1, 2008
                (HEREINAFTER REFERRED TO AS THE "EFFECTIVE DATE")

                                  Treaty #8003

                                TABLE OF CONTENTS

INDEMNITY VARIABLE ANNUITY REINSURANCE AGREEMENT .......................    3
ARTICLE I - SCOPE OF REINSURANCE .......................................    4
ARTICLE II - GENERAL PROVISIONS ........................................    5
ARTICLE III -INITIAL CONSIDERATION AND REINSURANCE PREMIUMS ............   12
ARTICLE IV - CLAIMS AND OTHER BENEFITS .................................   12
ARTICLE V - CEDING COMMISSION AND EXPENSE ALLOWANCE ....................   14
ARTICLE VI - RESERVES AND FUNDS WITHHELD ...............................   15
ARTICLE VII - ACCOUNTING AND QUARTERLY SETTLEMENT ......................   18
ARTICLE VIII - DURATION AND RECAPTURE ..................................   19
ARTICLE IX - TERMINAL ACCOUNTING AND SETTLEMENT ........................   20
ARTICLE X - ARBITRATION ................................................   21
ARTICLE XI - INSOLVENCY ................................................   23
ARTICLE XII - EXECUTION ................................................   24
SCHEDULE A - POLICIES REINSURED .........................................  25
SCHEDULE B - MODCO RESERVE INVESTMENT CREDIT ...........................   28
SCHEDULE C - FUNDS WITHHELD INVESTMENT INCOME ..........................   30
SCHEDULE D - FIXED ACCOUNT INVESTMENT CREDIT ...........................   32
SCHEDULE E - GUARANTEED BENEFITS INVESTMENT CREDIT .....................   34
SCHEDULE F - QUARTERLY REPORT OF ACTIVITY AND SETTLEMENTS ..............   36
SCHEDULE G - ASSET LISTING .............................................   40
SCHEDULE H - OPENING AMOUNTS AND SETTLEMENTS ...........................   41
SCHEDULE I - INFORMATION REQUIRED FOR FINANCIAL REPORTING ..............   42
SCHEDULE J - FUND LISTING ..............................................   44
SCHEDULE K - BASE DEATH BENEFIT FEES ...................................   54
SCHEDULE L - EXPENSE ALLOWANCE .........................................   55

                INDEMNITY VARIABLE ANNUITY REINSURANCE AGREEMENT

This amended and restated Reinsurance Agreement dated as of October 1, 2008 (this "Agreement") is made by and between John Hancock Life Insurance Company (U.S.A.), a Michigan corporation (hereinafter referred to as the "Ceding Company"), and Manulife Reinsurance (Bermuda) Limited, a Bermuda corporation (hereinafter referred to as the "Reinsurer").

Whereas the Ceding Company and Manulife Reinsurance Limited entered into a reinsurance agreement, number 5092, effective January 1, 2002 (the "Reinsurance Agreement"), which Reinsurance Agreement has been amended from time to time and was transferred and assigned to the Reinsurer as of October 1, 2004 and renumbered 8003. Under the terms of the Reinsurance Agreement, the Reinsurer reinsures the Ceding Company's variable annuity policies, excluding riders, primarily to provide acquisition cost strain relief to the Ceding Company in respect of those variable annuity policies;

Whereas the Ceding Company and the Reinsurer acknowledge and affirm that, pursuant to the Reinsurance Agreement, the base policies relating to the Separate Account and Fixed Account have been reinsured, and will continue to be reinsured, on a modified coinsurance basis; and

Whereas the Ceding Company and the Reinsurer now desire to amend and restate the Reinsurance Agreement as set forth in this Agreement, so that the Reinsurer will now reinsure all substantial risks relating to the Ceding Company's variable annuity policies, including all applicable riders;

Now therefore, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Ceding Company and the Reinsurer hereby amend and restate the Reinsurance Agreement in its entirety as follows:

ARTICLE I - SCOPE OF REINSURANCE

The Ceding Company and the Reinsurer mutually agree to reinsure on the terms and conditions stated herein. This Agreement is an indemnity reinsurance agreement solely between the Ceding Company and the Reinsurer, and performance of the obligations of each party under this Agreement will be rendered solely to the other party. In no instance will anyone other than the Ceding Company or the Reinsurer have any rights under this Agreement, and the Ceding Company will be and remain the only party hereunder that is liable to any insured, policyowner or beneficiary under any policy reinsured hereunder.

For purposes of this Agreement, the following definitions shall apply:

"Agreement" means this amended and restated Reinsurance Agreement, henceforth to be called "Indemnity Variable Annuity Reinsurance Agreement";

"Deferred Gains" means the outstanding net deferred gains measured on a tax basis on hedging instruments used to hedge the Guaranteed Benefits and associated fees held in the asset portfolio backing the Guaranteed Benefits;

"Guaranteed Benefits" means any riders and guaranteed benefits, including the Guaranteed Earnings Multiplier (GEM), Guaranteed Minimum Death Benefits (GMDB), Guaranteed Minimum Income Benefits (GMIB) and Guaranteed Minimum Withdrawal Benefits (GMWB);

"NAIC Statutory Reserves" means the total statutory Policy reserves including any rider reserves, as calculated in accordance with the assumptions and methods used by the Ceding Company, which are acceptable in its state of domicile in preparing its NAIC statutory financial statements; and

"Settlement Date" means 11:59PM Eastern Standard Time on November 18, 2008, the date on which equity market experience was reflected in the determination of the Initial Consideration.

ARTICLE II - GENERAL PROVISIONS

1.   POLICIES AND RISKS REINSURED

     The Ceding Company agrees to cede and the Reinsurer agrees to accept the Quota Share Percentage of the risks under the Policies, as such terms are defined in Schedule A - Policies Reinsured, according to the terms and conditions set out herein.

2.   COVERAGE AND EXCLUSIONS

     This Agreement reinsures Policies as defined in Schedule A - Policies Reinsured. New business issued after December 31, 2008 shall not be reinsured under this Agreement.

     Only the policies and riders described in Schedule A - Policies Reinsured, which are underwritten and issued in accordance with the Ceding Company's policies and guidelines outlined in the prospectus, at time of issue and subsequent updates, are automatically reinsured under this Agreement (hereinafter referred to as the "Policies").

3.   PLAN OF REINSURANCE

     This indemnity reinsurance arrangement is on an automatic quota share basis using a combination of modified coinsurance and coinsurance funds withheld reinsurance basis whereby the Ceding Company agrees to cede and the Reinsurer agrees to accept risks originating from the Policies. For the avoidance of doubt, the Ceding Company will retain, own, and control all assets held in relation to the Modco Reserve and Funds Withheld Account.

4.   THIRD PARTY REINSURANCE AGREEMENTS

     The Ceding Company has entered into certain reinsurance treaties with third parties with respect to the Policies (the "Third Party Reinsurance Agreements"). All amounts determined under this Agreement shall be computed net of those Third Party Reinsurance Agreements, including but not limited to premiums, claims, expense allowances and reserves, based upon the reinsurance coverage in effect as of the Effective Date of this Agreement.

     Notwithstanding the statement above, the Ceding Company shall not reinsure the amount it has retained on the business covered under this Agreement, on any basis, without the prior written consent of the Reinsurer.

5.   EXPENSES

     As compensation for Policy expenses incurred by the Ceding Company, the Reinsurer shall pay an expense allowance, calculated in accordance with
     Article V - Ceding Commission and Expense Allowance. Such amounts shall be an allowance for expenses and commissions and as such the Reinsurer will in no other way bear part of the expenses incurred in connection with the Policies, except as is otherwise provided herein.

6.   POLICY CHANGES AND INVESTMENT FUNDS

     The Ceding Company shall provide thirty (30) days written notification to the Reinsurer of any organized program which will materially change the original terms or conditions of the Policies, or the benefits provided thereunder. The Reinsurer will provide written notification to the Ceding Company as to the Reinsurer's acceptance or rejection of the change within fifteen (15) days after receipt of such notice. If the Reinsurer accepts any such change, the Reinsurer will (a) assume that portion of any increase in the Ceding Company's liability, resulting from the change, which corresponds to the Quota Share Percentage of the Policies, and (b) receive credit for that portion of any decrease in the Ceding Company's liability, resulting from the change, which corresponds to the Quota Share Percentage of the Policies. If the Reinsurer rejects any such change, the Reinsurer's liability under this Agreement will be determined as if no such change had occurred.

     Investment funds available to policyholders on the Effective Date are listed in Schedule J - Fund Listing. The Ceding Company shall provide the Reinsurer thirty (30) days written notice before it amends, substitutes or deletes investment fund options and makes such changes effective, and agrees to maintain a satisfactory selection of core investment options with overall risk profile characteristics similar to those listed in Schedule J - Fund Listing after such change.

7.   NO EXTRA-CONTRACTUAL DAMAGES

     In no event shall the Reinsurer participate in or be required to pay any Bad Faith Damages, Compensatory Damages, Exemplary Damages or Punitive Damages which are awarded against the Ceding Company, or which the Ceding Company may pay voluntarily as a result of a direct or indirect act, omission or course of conduct committed by the Ceding Company, its agents or representatives, in connection with any aspect of the Policies. The Reinsurer shall, however, pay its Quota Share Percentage of Statutory Penalties assessed against the Ceding Company strictly in connection with the denial of a claim on any Policy if the Reinsurer elected to join in the contest of such claim.

     Notwithstanding the foregoing, where the Reinsurer directed, or consented to the act or course of conduct of the Ceding Company which directly results in the assessment of Bad Faith Damages, Punitive Damages and/or Compensatory Damages, the damages so assessed shall be shared by the Ceding Company and the Reinsurer in the same proportions as the Quota Share Percentage of the Policies or, if applicable, the respective net liability accepted by each. The Ceding Company shall seek the Reinsurer's opinion and consent in writing before including the Reinsurer in the participation of these damages. For the purposes of this provision, the following definitions shall apply:

          - "Bad Faith Damages" are those damages, which are compensated by punitive damages and are awarded as a result of bad faith dealings on the part of the Ceding Company;

          - "Compensatory Damages" are those amounts awarded to compensate for actual damages sustained, and are not awarded as a penalty, nor fixed in amount by statute;

          - "Exemplary Damages" or "Punitive Damages" are those damages which are awarded as a penalty, the amount of which is not governed, nor fixed, by statute; and

          - "Statutory Penalties" are amounts awarded as a penalty and determined by applicable law.

8.   POLICY ADMINISTRATION

     The Ceding Company will administer the Policies and will perform all accounting for such Policies, provided, however, that the Reinsurer reserves the right to participate in claims administration as set forth herein.

9.   INSPECTION

     At any reasonable time, the Reinsurer may inspect, during normal business hours, at the principal office of the Ceding Company, the original papers and any and all other records, books, accounting working papers, or documents relating to or affecting reinsurance under this Agreement. The Reinsurer will not use any information obtained through any inspection pursuant to this Section for any purpose not relating to reinsurance hereunder. The Ceding Company also agrees to provide copies of documentation relating to any Policies at the request of the Reinsurer.

10.  ELECTION TO DETERMINE SPECIFIED POLICY ACQUISITION EXPENSES

     The Ceding Company and the Reinsurer agree to the DAC Tax Election pursuant to Regulation Section 1.848-2(g)(8) of the Treasury Regulation (the "Regulation") Section 848 of the Internal Revenue Code of 1986, as amended (the "Code"), whereby:

     (a) the party with the net positive consideration for this Agreement for each taxable year will capitalize specified policy acquisition expenses with respect to this Agreement without regard to the general deductions limitation of Code Section 848(c)(1); and

     (b) both parties agree to exchange information pertaining to the amount of net consideration under this Agreement each year to ensure consistency; and

     (c) each party agrees to attach to its tax return filed for the first taxable year ending after this election becomes effective a schedule that identifies this Agreement as the subject of this election.

     The term "net consideration" will refer to either net consideration as defined in Regulation Section 1.848-2(f) (or gross amount of premiums and other consideration as defined in Regulation Section 1.848-3(b), as appropriate).

     The Ceding Company will submit a schedule to the Reinsurer by April 1 of each year and present its calculation of the net consideration for the preceding taxable year. The Reinsurer may contest the calculation by providing an alternative schedule in writing within thirty (30) days of receipt of the Ceding Company's schedule. Any differences will be resolved between the parties in good faith within 30 days of the date the Reinsurer submits its alternative schedule and the agreed amount of net consideration will be reported on the parties' respective tax returns for the preceding taxable year.

     This DAC Tax Election shall be effective for all taxable years for which this Agreement remains in effect.

11.  PROXY TAX REIMBURSEMENT

     Under Code Section 848, insurance companies are required to capitalize and amortize specified policy acquisition expenses. The amount capitalized is determined by proxy based on a percentage of "net premiums," as defined in the Regulation Section 1.848-2(a). At the Reinsurer's request, the Ceding Company will reimburse the Reinsurer for any positive timing cost to the Reinsurer results from the application of Code Section 848 to the Policies and the Reinsurer considers material. At the Ceding Company's request, the Reinsurer will reimburse the Ceding Company for any positive timing cost to the Ceding Company results from the application of Code Section 848 to the Policies and that the Ceding Company considers material.

12.  ERRORS AND OMISSIONS

     Any inadvertent delay, omission or error shall not relieve either party hereto from any liability which would attach to it if such delay, omission or error had not been made, provided such delay, omission or error is rectified promptly upon discovery. The Ceding Company and the Reinsurer will, promptly upon discovery, adjust the situation to what it would have been had the error not occurred.

13.  ADJUSTMENTS

     If the Ceding Company's liability under any of the Policies is changed because of a misstatement of age, sex or any other material fact, the Reinsurer will:

     (a) Assume that portion of any increase in the Ceding Company's liability, resulting from the change, which corresponds to the Quota Share Percentage; and

     (b) Receive credit for that portion of any decrease in the Ceding Company's liability, resulting from the change, which corresponds to the Quota Share Percentage.

14.  REINSTATEMENTS

     If a Policy is surrendered or annuitized, and is subsequently reinstated while this Agreement is in force, the reinsurance for such Policy will be reinstated automatically. The Ceding Company will pay the Reinsurer the Quota Share Percentage of all amounts received by the Ceding Company in connection with the reinstatement of the Policy, plus any amounts previously refunded to the Ceding Company by the Reinsurer in connection with the lapse of the Policy.

15.  ASSIGNMENT

     All the terms of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns, whether so expressed or not; however, neither the

     Ceding Company nor the Reinsurer may assign any of its rights, duties or obligations under this Agreement without the prior written consent of the other party.

16.  AMENDMENTS

     This Agreement may be amended only by written agreement of the parties. Any change or modification to this Agreement shall be null and void unless made in writing and signed by both parties.

17.  CURRENT PRACTICES

     The Reinsurer's liability under this Agreement shall follow that of the Ceding Company and be subject in all respects to the general stipulations, terms, clauses, conditions, waivers and modifications of the Policies. The Ceding Company will not carry out a material change, alteration or other compromise of its claims paying or administrative practices with respect to the Policies without the prior written consent of the Reinsurer, which consent shall not be unreasonably withheld.

18.  ENTIRE AGREEMENT

     The terms expressed herein and all Exhibits, Schedules and Amendments attached to and forming a part hereof constitute the entire agreement between the parties with respect to the Policies. There are no understandings or agreements between the parties with respect to the Policies other than as expressed in this Agreement.

19.  COLLATERALIZATION OF COINSURANCE RESERVES

     The Reinsurer agrees to collateralize the portion of the Coinsurance Reserves applicable to the Reinsurer by funds withheld, a letter of credit, and assets in trust or any combination of the three, which in total will comply with statutory and regulatory requirements for obtaining the Ceding Company's credit for reinsurance in the state of domicile. The Reinsurer shall have the option of establishing the method of collateralization provided it is acceptable to the insurance regulatory authorities having jurisdiction over the Ceding Company's reserves. The Ceding Company and the Reinsurer shall reasonably cooperate in any amendment of this Agreement to the extent required to permit the Ceding Company to obtain such credit in the state of domicile.

     When collateralizing by a letter of credit, the Reinsurer agrees to arrange for the timely delivery of a clean, unconditional and irrevocable letter of credit for the exclusive benefit of the Ceding Company, issued in a form acceptable to the insurance regulatory authorities having jurisdiction over the Ceding Company's reserves (the "Letter of Credit"). The Letter of Credit will be issued by a bank that is neither the parent, subsidiary or affiliate of either the Reinsurer or the Ceding Company and is (1) organized or licensed in the United States and NAIC accredited, (2) regulated, supervised and examined by U.S. federal or state authorities, and (3) and is acceptable to Ceding Company.

     As of the date of this Agreement, a Letter of Credit provided under this Section shall be in an amount equal to the Coinsurance Reserves less the Funds Withheld Account Balance as reported in Schedule H - Opening Amounts and Settlements and the fair market value of any assets held in trust for the benefit of the Ceding Company. A Letter of Credit in such amount will be provided to the Ceding Company within seven (7) days following the date the Agreement is executed by the parties. Thereafter, for every Accounting Period, the amount of the Letter of Credit will equal or exceed, at all times, the net of (i) minus (ii) minus (iii), where:

     (i)  Equals the Coinsurance Reserves; and

     (ii) Equals the Closing Funds Withheld Account Balance, as defined in
          Article VI - Funds Withheld; and

     (iii) Equals the fair market value of any assets held in trust for the benefit of the Ceding Company.

     Not less than ten (10) days prior to the end of each Accounting Period, the Ceding Company shall estimate such Coinsurance Reserves, Closing Funds Withheld Account Balance and the amount of any Letter of Credit required in accordance with this Section and notify the Reinsurer in writing of the amount of the

     Letter of Credit required in accordance with this Section and prior to the close of the Accounting Period in which such notice is received, the Reinsurer shall obtain and deliver to the Ceding Company a Letter of Credit, or an amendment to a Letter of Credit, in an amount not less than the aforementioned estimated amount.

     The Reinsurer further agrees that upon completion of any Accounting Period reporting, if the Letter of Credit amount as based upon the aforementioned estimate is less than the actual amount of the Letter of Credit provided under this Section, the Reinsurer shall obtain and provide to the Ceding Company such other Letter of Credit, or amendment to Letter of Credit, in such amount as needed to meet the requirements of this Section.

     The Ceding Company agrees that upon completion of any Accounting Period reporting, if the actual amount of the Letter of Credit provided by the Reinsurer under this Section is in excess of the Letter of Credit amount as based upon the aforementioned estimate, the Ceding Company shall promptly, upon receipt of the Reinsurer's written request, agree to an amendment reducing the amount of the Letter of Credit by an amount equal to such excess.

     Notwithstanding anything to the contrary in this Agreement, the Reinsurer and the Ceding Company agree that the Letter of Credit may be drawn on by the Ceding Company at any time and will be utilized and applied by the Ceding Company, including, without limitation, any liquidator, rehabilitator, receiver or conservator of the Ceding Company, without diminution because of the insolvency on the part of the Ceding Company or the Reinsurer, only for the following purposes:

          (a) To reimburse the Ceding Company for the Reinsurer's share of premiums returned to the owners of the policies reinsured under this Agreement on account of cancellations of such policies, the payment of which is due under the terms of this Agreement and which has not otherwise been paid;

          (b) To reimburse the Ceding Company for the Reinsurer's share of benefit payments or losses paid by the Ceding Company pursuant to the provisions of policies reinsured under this Agreement, the payment of which is due under the terms of this Agreement and which has not otherwise been paid;

          (c) In the event the Ceding Company receives notice that the Letter of Credit will not be renewed and on the thirtieth (30th) day following the date of such notice the Reinsurer has not established a replacement Letter of Credit or alternative security device suitable to qualify the Ceding Company for reserve credit for the reinsurance hereunder, then the Ceding Company or its statutory successor may draw upon the Letter of Credit to fund an amount with the Ceding Company for the Reinsurer's obligations which are properly attributable to the Policies reinsured under this Agreement. Such amount will include, but not be limited to, amounts for policy reserves, reserves for claims and losses incurred, loss adjustment expenses and unearned premiums. The amount drawn on the Letter of Credit shall be held in trust in an interest bearing account separate from the Ceding Company's other assets and interest thereon shall accrue to the benefit of the Reinsurer, and;

          (d) To pay any other obligations of the Ceding Company that are in fact due from the Reinsurer under this Agreement, the payment of which is due under the terms of this Agreement and which has not otherwise been paid.

     In the event that the amount drawn by the Ceding Company on the Letter of Credit exceeds the actual amount required for items (a), (b) and/or (d) above, or in the case of a draw pursuant to (c) above, the Ceding Company shall promptly return to the Reinsurer the excess amounts so drawn, together with interest thereon (determined using the Funds Withheld Rate from Schedule C - Funds Withheld Investment Income). All the foregoing shall be applied without diminution because of insolvency on the part of the Ceding Company or the Reinsurer.

20.  AGENT FOR SERVICE OF PROCESS

     The Reinsurer agrees to designate an attorney who is located in the United States as its true and lawful attorney upon whom may be served any lawful process in any action, suit or proceeding instituted by or on behalf of the Ceding Company. In the event that the Reinsurer decides to change its designation of attorney, the Reinsurer will provide written notice to the Ceding Company.

21.  GOVERNING LAW AND JURISDICTION

     This Agreement shall be governed by, construed and enforced in accordance with the laws of the state of Michigan.

22.  SEVERABILITY

     In the event that any provision or term of this Agreement shall be held by any court to be invalid, illegal or unenforceable, such holding will not affect the validity or application of any other provision of this Agreement which can be given effect without the invalid provision or application, and to this end, all of the other terms and provisions of this Agreement are declared severable and shall remain in full force and effect. To the extent that their continuance is practicable and consistent with original intent of the parties, the parties will attempt in good faith to renegotiate this Agreement to carry out its original intent. All of the provisions of this Agreement shall, to the extent necessary to carry out the purposes of this Agreement or to ascertain and enforce the parties' rights thereunder survive its termination.

23.  NON-WAIVER OF RIGHTS

     No waiver by any party of any default by any other party in the performance of any promise, term or condition of this Agreement shall be construed to be a waiver by such party of any other or subsequent default in performance of the same or any other promise term or condition of this Agreement. No prior transactions or dealings between any of the parties shall be deemed to establish any custom or usage waving or modifying any provisions hereof. The failure of any party to enforce any part of this Agreement, or exercise any right under this Agreement, shall not constitute a waiver by such party of its right to do so, nor shall it be deemed to be an act of ratification or consent.

24.  NOTICE PROVISION

     All notices, letters or other communications to the respective parties shall be in writing and faxed, couriered or mailed, addressed as follows:

     If to the Ceding Company:
        John Hancock Life Insurance Company (U.S.A.)
        601 Congress Street Boston MA, 02210
        Attn: Vice President and Chief Financial Officer - Variable Annuities

     If to the Reinsurer:
        Manulife Reinsurance (Bermuda) Limited
        73 Front Street, 3rd Floor
        Hamilton, HM 11, Bermuda
        Attn: Resident Representative

     Any change in address shall be communicated in writing to the other party.

25.  CURRENCY CLAUSE

     All amounts stated in this Agreement are in United States dollars.

26.  REPRESENTATIONS AND WARRANTIES

     The parties represent and warrant to each other that this Agreement is entered into in reliance on the utmost good faith of the parties. The parties pledge continued utmost good faith, on their own parts and on the part of their representatives, successors and assigns, in their performance of duties and obligations under this Agreement.

     The Ceding Company represents and warrants to the Reinsurer as follows, and acknowledges that the Reinsurer is relying thereon without any independent inquiry in entering into this Agreement:

     (i) All factual information provided to the Reinsurer by the Ceding Company is complete and accurate as of the date the document containing such information was prepared and any assumptions made in preparing the information were based upon informed judgment and are consistent with sound actuarial principles. The Ceding Company is not aware of any omissions, errors, changes or discrepancies which would materially affect the above information; and

     (ii) Should the Ceding Company subsequently wish to obtain additional reinsurance for the Policies it shall obtain permission from the Reinsurer before entering into any additional reinsurance treaties.

     All obligations, representations and warranties made in this Agreement shall survive the termination of this Agreement and shall continue in full force and effect until all obligations of the parties hereunder have been discharged in full.

27.  HEADINGS

     Section headings in this Agreement are included in this Agreement for convenience of reference only and shall not affect the construction or interpretation hereof.

28.  ANTI-MONEY LAUNDERING

     It is the intention of the Ceding Company and the Reinsurer to comply with all applicable laws, statutes, regulations and rules. The parties are responsible for compliance with all such laws, statutes, regulations and rules applicable to the business reinsured under this Agreement including but not limited to, the requirements for the USA Patriot Act and the United States Department of the Treasury's Office of Foreign Asset Control ("OFAC"). Should either party receive information that an underlying policy which is part of the business reinsured under this Agreement may be insured or owned, or in any way or right be controlled by a Specialty Designed National and Blocked Person, as such term is defined by OFAC (a "Prohibited Person") or a department, agency, branch, instrumentality, government-owned entity or representative of the government of a sanctioned or an embargoed country as names by OFAC (collectively, a "Sanctioned Country") that party shall promptly provide such information to the other party. In no event shall the Reinsurer be liable for any reinsurance or any reinsurance claim with respect to any such underlying policy or coverage involving a Prohibited Person or Sanctioned Country unless the issuance of such underlying policy or coverage by the underlying issuing company satisfies all applicable OFAC regulatory requirements.

29.  NAIC STATEMENT BLANK

     If the NAIC Statement Blank is changed or modified after the date of this Agreement, such that the items do not appear on the pages, exhibits, columns and lines referred to in this Agreement, the parties shall use the corresponding line in the then current blank in performing any operation or providing any information required by this Agreement. If any line on the NAIC Statement Blank referred to in this Agreement should be eliminated or combined with other amounts or if the basis set out in the NAIC Statement Blank should be modified so that any calculation required by this Agreement cannot be performed, then such calculation will be determined in accordance with a method satisfactory to both parties to this Agreement.

30.  CONFIDENTIALITY

     Both the Ceding Company and the Reinsurer will hold confidential and not disclose or make competitive use of any shared proprietary information unless otherwise agreed to in writing, or unless the information otherwise becomes publicly available or the disclosure of which is required for retrocession purposes or is required by applicable law, regulatory authorities having jurisdiction over the parties to this Agreement or by the parties' external auditors.

ARTICLE III - INITIAL CONSIDERATION AND REINSURANCE PREMIUMS

1.   INITIAL CONSIDERATION

     The Ceding Company will pay the Reinsurer an Initial Consideration of $2,431,000,000 within five (5) business days of the date this Agreement is fully executed by the parties (the "Execution Date"). This amount is a best efforts estimate of the amount to be paid as of the Settlement Date, and will be adjusted accordingly to the actual amount in the initial Accounting Period.

2.   REINSURANCE PREMIUMS

     For each Accounting Period the Ceding Company will pay the Reinsurer the Quota Share Percentage of all premiums earned under the Policies, including base policy premiums, any rider premiums, payment enhancements or charges plus base policy guaranteed death benefit fees, as defined in Schedule K - Base Death Benefit Fees (the "Reinsurance Premiums"), net of premiums payable under Third Party Reinsurance Agreements.

3.   REINSURANCE FEES

     For each Accounting Period the Ceding Company will pay the Reinsurer the Quota Share Percentage of all fees charged by the Ceding Company on the Policies, including the net investment management fees, 12(b)(1) fees and insurance fees (the "Reinsurance Fees"). For the purposes of this Agreement, the amount payable for Reinsurance Fees for each Accounting Period will be [*], or such other rate as may be agreed between the parties from time to time, times the average of the beginning fund value of the separate account of the base policies reinsured and the ending fund value of the separate account of the base policies reinsured. For the avoidance of doubt, the Reinsurance Fees calculated by this method can never be in excess of the net investment management fees, 12(b)(1) fees and insurance fees actually earned by the Ceding Company on the Policies.

ARTICLE IV - CLAIMS AND OTHER BENEFITS

1.   REINSURANCE CLAIMS

     The Reinsurer will reimburse the Ceding Company for the Quota Share Percentage of Policy benefits paid or accrued by the Ceding Company to policyholders during the Accounting Period in accordance with this Article IV (the "Reinsurance Claims"), including but not limited to Death Claims, Surrenders, Annuitization Claims, Income Benefit Claims and Withdrawal Benefit Claims. Reinsurance Claims paid and payable under this Agreement shall be computed net of amounts recovered and recoverable under the Third Party Reinsurance Agreements in effect as of the date of this Agreement. Such reimbursement shall be paid in accordance with Article VI - Reserves and Funds Withheld.

2.   DEATH CLAIMS

     The Reinsurer will reimburse the Ceding Company for the cash surrender value and, if applicable, any Guaranteed Minimum Death Benefits (GMDB) and any Guaranteed Earnings Multiplier (GEM) paid or accrued by the Ceding Company under the Policies at death, including death benefits (collectively the "Death Claims").

3.   SURRENDERS

     The Reinsurer will reimburse the Ceding Company for amounts paid or accrued to a policyholder in the event of a full or partial surrender of a Policy net of any applicable Surrender Charges (the "Surrenders"). Surrender charges shall be defined as the amount that the Ceding Company deducts before paying the cash surrender value upon a full or partial surrender of a Policy (the "Surrender Charges").

4.   ANNUITIZATION CLAIMS

     The Reinsurer will reimburse the Ceding Company annuitization claims paid or accrued by the Ceding Company under the fixed and/or variable settlement options of a Policy, provided such payments are made by the Ceding Company at terms guaranteed in the Policy at its time of issue (the "Annuitization Claims"). In the event that annuities are issued as part of the fixed settlement options of the Policy, the Reinsurer will reimburse the Ceding Company for the Quota Share Percentage of the greater of (i) and (ii), where:

          (i)  Equals the annuity account value (the "Account Value"); and

          (ii) Equals the Account Value multiplied by the monthly income determined at terms guaranteed in the Policies at time of their issue divided by the monthly income determined with the Annuity 2000 mortality table (no age setback and age nearest birthday on annuitization date) with Scale G (1995 TSA) mortality improvements and the yield on the most recently auctioned 7-year Treasury Security, as posted in the Wall Street Journal, at the beginning of the month in which the fixed annuitization occurs, plus 50 basis points.

     The Reinsurer will not be liable for the reinsurance of any Policy annuitizing at terms more favorable than those guaranteed in the Policy at its time of issue. In the event that the Ceding Company allows annuitization at terms more favorable than those guaranteed in the Policy at the time of issue, such Policy will be considered surrendered and the Reinsurer will pay the Ceding Company the Quota Share Percentage of the Account Value applied to the annuitization. No further obligation or liability will exist for the Reinsurer for such annuitized Policy.

5.   INCOME BENEFITS CLAIMS

     The Reinsurer will reimburse the Ceding Company for claims on the guaranteed minimum income benefit (GMIB) riders included in Schedule A - Policies Reinsured (the "Income Benefit Claims"). The Income Benefit Claims will be equal to the greater of zero or the result of the GMIB income base times the GAPR / CAPR less the Account Value, where:

          a. the Guaranteed Annuity Purchase Rates (GAPR) is specified in the applicable GMIB benefit rider form; and

          b. the Current Annuity Purchase Rates (CAPR) is calculated using the Annuity 2000 mortality table (no age setback and age nearest birthday on exercise date) with scale G (1995 TSA) mortality improvements and the yield on the most recently auctioned 7-year Treasury Security, as posted in the Wall Street Journal, at the beginning of the month in which the exercise of the income benefit rider occurs, plus 50 basis points.

6.   WITHDRAWAL BENEFITS CLAIMS

     The Reinsurer will reimburse the Ceding Company for claims on the guaranteed minimum withdrawal benefit (GMWB) riders included in Schedule A
     - Policies Reinsured (the "Withdrawal Benefits Claims"). The Withdrawal Benefit Claims are the payments made on the Policy once the Account Value reduces to zero and/or as part of the settlement phase of the Policy.

7.   NOTICE

     Upon request of the Reinsurer the Ceding Company will notify the Reinsurer promptly after receipt of any information regarding Reinsurance Claims. The Reinsurance Claims documentation, including but not limited to copies of notification, claim papers, and proofs, will be furnished by the Ceding Company to the Reinsurer upon request.

8.   LIABILITY AND PAYMENT

     Reinsurer will accept the decision of the Ceding Company with respect to payment of Policy benefit claims reinsured under this Agreement and such decision will be binding on the Reinsurer. In no event will the Reinsurer reimburse the Ceding Company for ex gratia payments with respect to the Policies reinsured under this Agreement or any other payments not made in accordance with the terms of the Policies reinsured hereunder unless made in accordance with Section 9 below.

9.   CONTESTED CLAIMS

     The Ceding Company will advise the Reinsurer of its intention to contest, compromise or litigate any Policy benefit claims. The Reinsurer will pay the Quota Share Percentage of such contests, in addition to Reinsurance Claims, or it may choose not to participate. If the Reinsurer chooses not to participate, it will discharge its liability by payment to the Ceding Company of its full Quota Share Percentage of its liability on the Policy reinsured.

ARTICLE V - CEDING COMMISSION AND EXPENSE ALLOWANCE

1.   INITIAL CEDING COMMISSION

     An Initial Ceding Commission will be paid by the Reinsurer to the Ceding Company, simultaneously with the payment of the Initial Consideration, in an amount equal to $170,000,000. This amount is a best efforts estimate of the amount to be paid as of the Settlement Date, and will be adjusted accordingly to the actual amount in the initial Accounting Period.

2.   EXPENSE ALLOWANCE

     The Reinsurer will pay the Ceding Company an Allowance for Commissions and Expenses for each Accounting Period equal to the Quota Share Percentage times the sum of (i) through (v), where:

     (i) Equals acquisition expense allowances equal to base policy premiums and premium enhancements, for each of the following products, times the percentages as described in Schedule L - Expense Allowance; and

     (ii) Equals the CARVM expense allowance attributable to the base policy premiums, determined in accordance with Article III, Section 2, paid during the Accounting Period; and

     (iii) Equals [*] multiplied by the number of base Policies inforce at the end of the Accounting Period, as referred to in Schedule A - Policies Reinsured; and

     (iv) Equals [*] percent of the total fund value of the separate account and fixed account with respect to the base policies reinsured (the "Fund Value of the Policies") as of the end of the Accounting Period; and

     (v)  Equals the total for all policy years of (a) times (b), where:

          (a) Equals the total Account Value of the Policies for each policy year as of the end of the Accounting Period; and

          (b)  Equals the Trailer Commission Rate, as defined below:

                       Trailer
For Policy Years   Commission Rate
----------------   ---------------
        1                [*]
        2                [*]
        3                [*]
        4                [*]
        5                [*]
        6                [*]
        7                [*]
        8                [*]
        9                [*]
  10 and later           [*]

     The Ceding Company will provide the Reinsurer with the detailed calculation of the Expense Allowance for each Accounting Period as set out in Schedule F - Quarterly Report of Activity and Settlements.

ARTICLE VI - RESERVES AND FUNDS WITHHELD

1.   MODCO RESERVE

     The modified coinsurance reserve (the "Modco Reserve") will equal the Quota Share Percentage multiplied by the result of (i) plus (ii) plus (iii), where:

          (i) Equals the NAIC Statutory Reserve held by the Ceding Company with respect to the base policy of the Policies, including reserves for both the Separate Account and Fixed Account, excluding any reserves associated with any Guaranteed Benefits, at the end of the Accounting Period; and

          (ii) Equals the Tax Reserves held at the end of the Accounting Period for Guaranteed Benefits; and

          (iii) Equals the excess, if any, of the Deferred Gains at the end of the Accounting Period over the amount of Deferred Gains existing on the Settlement Date.

     For greater clarity, the parties intend that the Ceding Company hold the tax reserves for Guaranteed Benefits, where tax reserves means reserves computed according to the methods described in Code Section 807 and Regulations related thereto (the "Tax Reserves").

2.   MODCO RESERVE ADJUSTMENT

     The Modco Reserve Adjustment shall be (i) minus (ii) minus (iii), where,

          (i) Equals the Modco Reserve, determined in accordance with Section 1 above, at the end of the Accounting Period; and

          (ii) Equals the Modco Reserve, determined in accordance with Section 1 above, at the end of the previous Accounting Period, except that for the initial Accounting Period, for which the Modco Reserve will equal the Modco Reserve determined as of the Effective Date, in accordance with Schedule H - Opening Amounts and Settlements; and

          (iii) Equals the Modco Reserve Investment Credit determined in accordance with Schedule B - Modco Reserve Investment Credit.

3.   COINSURANCE RESERVE

     The coinsurance reserve (the "Coinsurance Reserve") shall be the Quota Share Percentage multiplied by the result of (i) minus (ii) minus (iii), where:

          (i) Equals the NAIC Statutory Reserve held by the Ceding Company with respect to any Guaranteed Benefits; and

          (ii) Equals the Tax Reserves held at the end of the Accounting Period for Guaranteed Benefits; and

          (iii) Equals the excess, if any, of the Deferred Gains at the end of the Accounting Period less the Deferred Gains existing on the Settlement Date.

4.   FUNDS WITHHELD ACCOUNT

     The Ceding Company will withhold funds from the Reinsurer and establish a funds withheld account pursuant to this Article (the "Funds Withheld Account").

     The Ceding Company will retain, control and own all assets held in relation to the Funds Withheld Account while maintaining a liability to the Reinsurer equal to this amount. The Ceding Company will invest and manage the assets backing the Funds Withheld Account in accordance with an investment policy which will be created, and approved by the Reinsurer, before December 31, 2008 (the "Investment Policy"). The Ceding

     Company will not materially change the Investment Policy without the prior written consent of the Reinsurer, which consent will not be unreasonably withheld.

     For the period of October 1, 2008 to December 31, 2008 it is recognized by both the Ceding Company and the Reinsurer that an Investment Policy does not yet exist for the asset segment backing the Guaranteed Benefits. As a result, for the specified period, the Funds Withheld Account will attract an earned interest rate of LIBOR plus 50 basis points, plus the Quota Share Percentage of any gains or losses on hedging instruments used to hedge and back the Guaranteed Benefits and the associated fees in the Policies times the ratio of the Opening Funds Withheld Account Balance over the sum of the Opening Funds Withheld Account Balance plus the Guaranteed Benefits component of the Modco Reserve, as defined in Section 1 (ii) and (iii) of this Article.

5.   OPENING FUNDS WITHHELD ACCOUNT BALANCE

     The Funds Withheld Account as of the Effective Date of this Agreement shall have a balance equal to the amount stated as the Funds Withheld Account Balance in Schedule H - Opening Amounts and Balances. Thereafter and for the duration of the Agreement, the Ceding Company shall adjust the Funds Withheld Account Balance at the end of each Accounting Period as set out in this Article.

     The Funds Withheld Account Balance as of the first day of each Accounting Period (the "Opening Funds Withheld Account Balance") subsequent to the Accounting Period in which the date of this Agreement falls shall be an amount equal to the Funds Withheld Account Balance on the last day of the immediately preceding Accounting Period (the "Closing Funds Withheld Account Balance").

     The Closing Funds Withheld Account Balance shall never be less than zero.

6.   REINSURANCE GAIN

     For each Accounting Period, the reinsurance gain (the "Reinsurance Gain") will be equal to (a) minus (b), where:

     (a)  Equals the sum of items (i) through (iv), where;

          (i) Equals the Reinsurance Premiums as defined in Article III - Reinsurance Premiums, Section 2; and

          (ii) Equals the Reinsurance Fees as defined in Article III - Reinsurance Premiums, Section 3; and

          (iii) Equals the Investment Income gains and losses, whether realized or unrealized, from assets backing the Funds Withheld Account, in accordance with Section 9 below; and

          (iv) The absolute value of the lesser of zero and the Modco Reserve Adjustment, determined in accordance with Section 2 above; and

     (b)  Equals the sum of items (i) through (iii), where;

          (i) Equals the Reinsurance Claims as defined in Article IV - Claims and Other Benefits, Sections 1 through 6; and

          (ii) Equals the greater of zero and the Modco Reserve Adjustment, determined in accordance with Section 2 above; and

          (iii) Equals the Expense Allowance as defined in Article V - Expense Allowance, Section 2.

     For the avoidance of doubt, the Reinsurance Gain may be a positive or a negative number.

7.   FUNDS WITHHELD ADJUSTMENT

     For each Accounting Period the adjustment to the Funds Withheld Account Balance (the "Funds Withheld Adjustment") will equal the greater of (a) plus (b) minus (c) and zero, where:

     (a)  Equals the Opening Funds Withheld Account Balance as defined in
          Section 5 above;

     (b) Equals the Reinsurance Gain at the end of the Accounting Period as calculated in accordance with Section 6 above;

     (c)  Equals the Coinsurance Reserve.

8.   CALCULATION OF THE CLOSING FUNDS WITHHELD ACCOUNT BALANCE

     The Closing Funds Withheld Account Balance for each Accounting Period will be equal to the greater of (a) plus (b) minus (c) and zero, where:

     (a)  Equals the Opening Funds Withheld Account Balance as defined in
          Section 5 above;

     (b) Equals the Reinsurance Gain at the end of that Accounting Period as calculated in accordance with Section 6 above;

     (c)  Equals the Funds Withheld Adjustment as calculated in accordance with
          Section 7.

9.   CALCULATION OF INVESTMENT INCOME

     The Ceding Company shall calculate, for each Accounting Period, the investment income earned on the portion of the Ceding Company's assets backing the Opening Funds Withheld Balance, in accordance with Schedule C - Funds Withheld Investment Income (the "Investment Income"). For the avoidance of doubt, Investment Income may be a negative number.

10.  CREDITING RATE

     During the duration of this Agreement, it is the parties' expectation that the Ceding Company will credit a rate on the fixed account portion of the Policies which maintains the Company's current crediting rate practice. The Ceding Company's current practice is to credit a rate that is either supportable from the return on the duration matched new money rates, subject to contractual minimum interest rates, or is enhanced by a limited "promotional budget" not to exceed 0.5% of base policy premiums received during the Accounting Period, which allows the Ceding Company to remain competitive in the Variable Annuity market.

     The Ceding Company will inform the Reinsurer in the event the Ceding Company determines the need to deviate from its current crediting practice. The Ceding Company will provide the Reinsurer with the description of the Ceding Company's proposed strategy and the Ceding Company's justification for crediting interest rates outside the guidelines described above. The description, justification and supporting documentation shall be subscribed to by a Member of the American Academy of Actuaries stating that the new crediting rate strategy is sound, adequate in light of cash flow testing, adequate considering all reserve requirements established in the Standard Valuation Law and is determined to be sound under the Actuarial Standards of Practice.

11.  INITIAL RESERVE ADJUSTMENT

     The Initial Reserve Adjustment on the Effective Date is equal to $480,000,000.

ARTICLE VII - ACCOUNTING AND QUARTERLY SETTLEMENT

1.   QUARTERLY ACCOUNTING PERIOD

     Each Accounting Period under this Agreement will be a calendar quarter ending March 31, June 30, September 30 or December 31, except that: (a) the initial Accounting Period runs from the Effective Date of this Agreement through the last day of the calendar quarter during which the Execution Date of this Agreement falls, and (b) the final Accounting Period runs from the first day after the end of the preceding Accounting Period until the Terminal Accounting Date of this Agreement as defined in Article IX
     - Terminal Accounting and Settlement, Section 2.

2.   QUARTERLY ACCOUNTING REPORTS

     The Ceding Company shall submit to the Reinsurer quarterly accounting reports, substantially in the form of Schedule F - Quarterly Report of Activity and Settlements, for each Accounting Period not later than forty-five (45) days after the end of each Accounting Period. Such reports will include, but is not limited to, information on the amount of Reinsurance Premiums, Expense Allowance, Reinsurance Claims, Funds Withheld Balances, Funds Withheld Adjustment, Coinsurance Reserves, Modco Reserves and Modco Investment Credit. Upon request, the Ceding Company shall submit a quarterly asset listing in the form of Schedule G -Asset Listing, not later than forty-five (45) days after the end of each Accounting Period. In addition, upon request, the Ceding Company shall submit a quarterly listing of policies inforce as described in the form of Schedule I - Information Required for Financial Reporting.

3.   QUARTERLY SETTLEMENTS

     Within forty-five (45) days after the end of each Accounting Period, an amount equal to the Reinsurance Gain, as defined in Article VI - Reserves and Funds Withheld, Section 7, will be settled between the Ceding Company and Reinsurer.

     Payment shall first be made by way of an increase or decrease to the Funds Withheld Account as applicable, where: (i) if the Reinsurance Gain is greater than or equal to zero, the Ceding Company shall increase the Funds Withheld Account Balance by such amount, and (ii) if the Reinsurance Gain is less than zero, the Ceding Company shall decrease the Funds Withheld Account Balance by the absolute value of such amount.

     For the avoidance of doubt, no cash payment will be made to the reinsurer unless, after such payment, the Coinsurance Reserve is equal to the Closing Funds Withheld Account Balance.

     In the event a positive amount is calculated for the Funds Withheld Adjustment, such amount will be paid in cash to the Reinsurer.

     In the event the Funds Withheld Adjustment is calculated to be zero, and the Coinsurance Reserve exceeds the sum of the Closing Funds Withheld Account Balance plus any existing Letter of Credit amount, the Reinsurer has the option to:

          (a) Pay an amount to the Ceding Company in cash or cash equivalents equal to the Coinsurance Reserve less the Closing Funds Withheld Account Balance less the existing Letter of Credit amount less the market value of any assets held in trust for the benefit of the Ceding Company, such amount to be deposited in the Funds Withheld Account; or

          (b) Provide a Letter of Credit to the Ceding Company equal to the Coinsurance Reserve less the Closing Funds Withheld Account Balance less any existing Letter of Credit amount, less the market value of any assets held in trust for the benefit of the Ceding Company; or

          (c) Transfer an amount or assets to a trust for the benefit of the Ceding Company with a fair value equal to the Coinsurance Reserve less the Closing Funds Withheld Account Balance less the existing Letter of Credit amount less the market value of any existing assets held in trust for the benefit of the Ceding Company.

4.   AMOUNTS DUE QUARTERLY

     Within forty-five (45) days after the end of each Accounting Period, the Ceding Company will pay to the Reinsurer any positive Funds Withheld Adjustment for the Accounting Period as per Article VI - Funds Withheld,
     Section 7. The payment of a Funds Withheld Adjustment to the Reinsurer shall only be made by the Ceding Company in cash or cash equivalent as may be agreed by the Reinsurer. In the event the Funds Withheld Account falls to zero, any payments to be made by the Reinsurer to the Ceding Company will be made in cash or funded through a Letter of Credit.

5.   ANNUAL ACCOUNTING REPORTS

     The Ceding Company will provide the Reinsurer with annual accounting reports within sixty (60) days after the end of the calendar year for which such reports are prepared. These reports will contain sufficient information about the Policies to enable the Reinsurer to prepare its annual financial reports and to verify information reported in Schedule E - Quarterly Report of Activity and Settlements, and will include Exhibit 5 by reserve basis, Page 7 and Schedule S of the NAIC Convention Blank. Furthermore, upon request, the Ceding Company will provide to the Reinsurer a copy of its annual NAIC Statement and the Reinsurer will provide to the Ceding Company a copy of its audited financial statements.

6.   ESTIMATIONS

     If the amounts, as described in Sections 3 and 4 above, cannot be determined by the dates described in those sections, on an exact basis, such payments will be paid in accordance with a mutually agreed upon formula which will approximate the actual payments. Adjustments will then be made to reflect actual amounts when they become available.

7.   DELAYED PAYMENTS

     For purposes of Section 4 above, if there is a delayed settlement of a payment due, the party owed shall have the right to charge an interest penalty on the net amount owed for the period that the amount is overdue. Any interest penalty charged shall be calculated from the date due as set forth in Section 4 above, to the date of payment based on the three month LIBOR on a per annum basis (containing 360 days) as published on the last day of the Accounting Period plus 50 basis points. The three month LIBOR rate for this calculation will reset at the last business day of each subsequent Accounting Period until outstanding amounts due have been paid. Accrued balances of less than $200,000 can be paid in the next subsequent Accounting Period settlement without interest penalty.

8.   OFFSET OF PAYMENTS

     The Company and the Reinsurer will have the right to offset any balance or balances due and payable between the parties, including but not limited to premiums, allowances, and claims due from one party to the other under this Agreement. This right of offset shall not be affected or diminished because of the insolvency of either party to this Agreement.

ARTICLE VIII - DURATION AND RECAPTURE

1.   DURATION

     Except as otherwise provided herein, this Agreement will be unlimited in duration.

2.   REINSURER'S LIABILITY

     The liability of the Reinsurer with respect to any Policy will begin simultaneously with that of the Ceding Company, but in no event prior to the Effective Date of the Agreement. The Reinsurer's liability with respect to any Policy reinsured hereunder will terminate on the earliest of:

          (i)  the date such Policy is recaptured;

          (ii) the date the Ceding Company's liability with respect to such Policy is terminated; or

          (iii) the date this Agreement is terminated in its entirety.

     Termination of the Reinsurer's liability is subject to payments in respect of such liability in accordance with the provisions of Article IX - Terminal Accounting and Settlement of this Agreement. In no event should the interpretation of this Section imply a unilateral right of the Reinsurer to terminate this Agreement.

3.   TERMINATION FOR NONPAYMENT OF REINSURANCE PREMIUMS OR OTHER AMOUNTS DUE

     If the Ceding Company fails to pay the Reinsurance Premiums or any other amounts due to the Reinsurer pursuant to this Agreement, within seventy-five (75) days after the end of any Accounting Period, the Reinsurer may terminate this Agreement, subject to thirty-five (35) days prior written notice to the Ceding Company. If during the thirty-five (35) day period, the Ceding Company makes full payment of the Reinsurance Premiums due, this Agreement shall continue in force.

4.   RECAPTURE

     The Ceding Company does not have the right to recapture the business reinsured hereunder on or before December 31, 2018. If the Ceding Company opts to recapture after December 31, 2018, then the Ceding Company must recapture all Policies reinsured hereunder. In no event may the Ceding Company recapture anything other than 100 percent of all Policies reinsured hereunder without the prior written consent of the Reinsurer. Policies reinsured hereunder may be recaptured only after specific mutual agreement on all recapture terms and provisions, including any recapture charges or credits, between the Reinsurer and the Ceding Company. Recapture shall be subject to a terminal accounting and settlement pursuant to Article IX - Terminal Accounting and Settlement.

5.   INTERNAL REPLACEMENTS

     Should the Ceding Company, its affiliates, successors or assigns, initiate a program of internal replacement that would include any of the Policies, the Ceding Company will promptly notify the Reinsurer. At the option of the Reinsurer, such Policies may be treated as recaptured rather than surrendered, and the Ceding Company may be required to recapture all such Policies as of the end of the Accounting Period wherein notice is provided. For purposes of this Agreement, the term "Internal Replacement" means any instance in which a Policy or any portion of the Policy is exchanged for another policy or annuity, not covered under this Agreement, which is written by the Ceding Company, its affiliates, successors or assigns. This Section applies to programs of internal replacement and not singular internal replacements not completed as part of a program. The Ceding Company will not initiate a program of internal replacement for the purpose of forcing recapture hereunder without the written approval of the Reinsurer, which approval shall not be unreasonably withheld, delayed or conditioned. Any recapture in accordance with this Section is subject to a terminal accounting and settlement pursuant to Article IX - Terminal Accounting and Settlement.

     Notwithstanding the above, the Reinsurer is aware and is comfortable with, the upgrade program used by the Ceding Company regarding guaranteed benefits.

ARTICLE IX - TERMINAL ACCOUNTING AND SETTLEMENT

1.   TERMINAL ACCOUNTING AND SETTLEMENT

     In the event that the reinsurance under this Agreement is recaptured or terminated, as provided for herein under Article VIII - Duration and Recapture, or if by other mutual agreement of the parties, or if by other means than due to the natural expiration of this Agreement due to settlement of the last remaining policyholder's benefit, a special accounting and settlement shall take place.

     Upon the natural expiration of this Agreement due to the last policyholder whose Policy is reinsured hereunder terminating his Policy in accordance with its terms, no special accounting shall take place and no inference or construction should be given to this Agreement that would somehow allow the Reinsurer to recover previous losses due to such natural expiration of this Agreement.

2.   TERMINAL ACCOUNTING DATE

     The terminal accounting date (the "Terminal Accounting Date") shall be the effective date of recapture or termination pursuant to any notice of recapture or termination given under this Agreement or such other date as shall be mutually agreed to in writing.

3.   TERMINAL ACCOUNTING REPORT

     The Ceding Company shall provide the Reinsurer a Terminal Accounting Report providing all of the information contained in the Quarterly Accounting Report as defined in Article VII - Accounting and Quarterly Settlement,
     Section 2 and the Annual Accounting Report as defined in Article VII - Accounting and Quarterly Settlement, Section 5, except that for all reports the close of such Accounting Period shall be the Terminal Accounting Date as defined in Section 2 above.

4.   TERMINAL CASH FLOW SETTLEMENT

     The Terminal Cash Flow Settlement shall consist of the final cash flow settlement, and the following payments, determined as of an instant in time immediately after the final cash flow settlement and immediately before this Agreement expires.

     (a) payment by the Ceding Company to the Reinsurer of an amount equal to the Closing Funds Withheld Account Balance as of the instant in time immediately before the expiration of this Agreement; and

     (b) payment by the Reinsurer to the Ceding Company of the Reinsurer's net liability on the Policies immediately before expiration of this Agreement only if the Reinsurer has received full payment for the amount called for in (a) above.

     The final cash flow settlement is the cash flow settlement as provided for in Article VII - Accounting and Quarterly Settlement, Section 4 and Schedule E - Quarterly Report of Activity and Settlements, except that all amounts will be calculated as of the instant in time immediately before this Agreement expires.

     The net liability referred to in (b) refers to the economic value of the Reinsurer's obligations under this Agreement, and shall be calculated using a method agreed upon by both parties at the time of recapture.

     For clarity, upon completion of the steps described in (a) and (b) above it is the parties' intent that the Reinsurer retain an appropriate portion of the present value of the future economic profits of the business reinsured, which shall be the difference between the Funds Withheld Account Balance and the economic reserve for the Policies on the Termination Date, as determined using a method mutually agreeable to the parties, but in no event less than zero.

     Should the above calculation result in a positive cash flow, such net amount is due and payable to the Reinsurer. Should the above calculation result in a negative cash flow, such net amount is due and payable to the Ceding Company. All payments shall be considered timely if such payment is received within 30 days after the date as defined in Section 2 above.

     Any assets held in a trust for the benefit of the Ceding Company will be released to the Reinsurer upon termination of the Agreement, which assets may be used by the Reinsure to settle any termination payment payable to the Ceding Company.

5.   SUPPLEMENTARY ACCOUNTING AND SETTLEMENT

     In the event that, subsequent to the Terminal Accounting and Settlement as provided above, a change is made with respect to any amounts due, a supplementary accounting will take place pursuant to Section 4 above. Any amount owed to the Ceding Company or to the Reinsurer by reason of such supplementary accounting will be paid promptly upon the completion thereof.

ARTICLE X - ARBITRATION

1.   BASIS FOR ARBITRATION

     The Ceding Company and Reinsurer mutually understand and agree that the wording and interpretation of this Agreement is based on the usual customs and practices of the insurance and reinsurance industry. While both Parties agree to act in good faith in its dealings with each other, it is understood and recognized that situations may arise in which they cannot reach an agreement.

     In the event that any dispute cannot be resolved to the Ceding Company and the Reinsurer's mutual satisfaction, the dispute will first be subject to good-faith negotiation as described below in an attempt to resolve the dispute without the need to institute formal arbitration proceedings.

2.   NEGOTIATION

     Within ten days after one of the Parties has given the other the first written notification of the specific dispute, each of the Parties will appoint a designated officer to attempt to resolve the dispute. The officers will meet at a mutually agreeable location as early as possible and as often as necessary, in order to gather and furnish the other with all appropriate and relevant information concerning the dispute. The officers will discuss the problem and will negotiate in good faith without the necessity of any formal arbitration proceedings. During the negotiation process, all reasonable requests made by one officer to the other for information will be honored. The designated officers will decide the specific format for such discussions.

     If the officers cannot resolve the dispute within thirty days of their first meeting, both Parties agree that they will submit the dispute to formal arbitration. However, the Ceding Company and the Reinsurer may agree in writing to extend the negotiation period for an additional thirty days.

3.   ARBITRATION PROCEEDINGS

     No later than fifteen (15) calendar days after the final negotiation meeting, the officers taking part in the negotiation will give both the Ceding Company and the Reinsurer written confirmation that they are unable to resolve the dispute and that they recommend establishment of formal arbitration.

     An arbitration panel consisting of three active or retired officers of life insurance or reinsurance companies not affiliated with either the Ceding Company or the Reinsurer in any way will settle the dispute. Each Party will appoint one arbitrator and those two will select a third. In the event that the arbitrators are unable to agree on a third arbitrator within sixty
     (60) calendar days from the date one of the arbitrators sends written notice to the arbitrator requesting that the arbitrators select a third arbitrator, then either party may petition the American Arbitration Association to select the third arbitrator.

     Once the arbitration panel has been constituted, the third arbitrator shall contact the parties or their counsel in writing and request a telephone conference. The purpose of the telephone conference is to set a date when the parties, their counsel and the arbitration panel will meet to address organizational matters relating to the arbitration.

     The arbitration proceedings will be conducted according to the Commercial Arbitration Rules of the American Arbitration Association in effect at the time the arbitration begins.

     The arbitration will take place in the state of Michigan or such other jurisdiction as agreed to by the parties.

     Within sixty (60) calendar days after the beginning of the arbitration proceedings the arbitrators will issue a written decision on the dispute and a statement of any award to be paid as a result. In resolving the merits of the parties' difference of opinion the arbitration panel is relieved from all judicial formalities and may abstain from following the strict rule of law, but shall interpret this Agreement as an honorable engagement and not merely a legal obligation. The arbitration panel shall make any interim and final award to effectuate the general purpose of this Agreement in a reasonable manner rather than in accordance with a literal or strictly legal interpretation of its language.

     The decision will be final and binding on both the Ceding Company and the Reinsurer and there will be no further appeal.

     The Ceding Company and the Reinsurer may mutually agree to extend any of the negotiation or arbitration periods shown in this Article.

     The Ceding Company and the Reinsurer will bear the cost of their appointed arbitrator. Unless otherwise decided by the arbitrators, the Ceding Company and the Reinsurer will share equally all other expenses resulting from the arbitration, including the fees and expenses for the third arbitrator, except that each Party will be responsible for its own attorneys' fees.

ARTICLE XI - INSOLVENCY

1.   INSOLVENCY OF THE CEDING COMPANY

     If the Ceding Company is judged insolvent, the Reinsurer will pay all reinsurance under this Agreement directly to the Ceding Company, its liquidator, receiver or statutory successor on the basis of the Reinsurer's liability under the Policy or Policies reinsured without decrease because of the Ceding Company's insolvency. It is understood, however, that in the event of the Ceding Company's insolvency the liquidator, receiver or statutory successor will give the Reinsurer written notice of a pending claim on a Policy within a reasonable time after the claim is filed in the insolvency proceedings. While the claim is pending, the Reinsurer may investigate and interpose at its own expense in the proceedings where the claim is to be adjudicated, any defense which the Reinsurer may deem available to the Ceding Company, its liquidator, receiver or statutory successor. It is further understood that the expense the Reinsurer incurs will be chargeable, subject to court approval, against the Ceding Company as part of the expense of liquidation to the extent of a proportionate share of the benefit which may accrue to the Ceding Company solely as a result of the defense the Reinsurer has undertaken. Where two or more reinsurers are involved in the same claim and a majority in interest elects to interpose defense to the claim, the expenses will be apportioned in accordance with the terms of the retrocession agreement as though the Ceding Company had incurred the expense. Should the Ceding Company go into liquidation or should a receiver be appointed, all amounts due to the Ceding Company or the Reinsurer under this Agreement shall be subject to the right of offset at any time and from time to time, and upon the exercise of same, only the net balance will be due. The application of the offset in the event of insolvency shall not be deemed to constitute diminution.

2.   INSOLVENCY OF THE REINSURER

     Notwithstanding the prohibition on recapture until on or after December 31, 2018 set forth in Article VIII, Section 4 of this Agreement, in the event of the insolvency of the Reinsurer, the Ceding Company may, at its option recapture all business ceded under this Agreement subject to all other terms and conditions of this Agreement. Termination of the Ceding Company's liability is subject to payments in respect of such liability in accordance with the provisions of Article IX - Terminal Accounting and Settlement of this Agreement.

ARTICLE XII - EXECUTION

This Agreement may be executed in any number of separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier, telex or electronic mail shall be effective as delivery of a manually executed counterpart of this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the dates indicated below in duplicate by their authorized officers, with an Effective Date of October 1, 2008.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)


By: /s/ Marc Costantini
    ---------------------------------
Name: MARC COSTANTINI
Title: EXECUTIVE VICE PRESIDENT
Date: 12/29/08


By: /s/ Emanuel Alves
    ---------------------------------
Name: EMANUEL ALVES
Title: VICE PRESIDENT, COUNSEL &
       CORPORATE SECRETARY
Date: December 29, 2008


MANULIFE REINSURANCE (BERMUDA) LIMITED
(SIGNED IN HAMILTON, BERMUDA)


By: /s/ P. Willitts
    ---------------------------------
Name: P. Willitts
Title: President
Date: 29/Dec/08


By: /s/ Michael Hughes
    ---------------------------------
Name: Michael Hughes
Title: Vice President & Pricing Officer
Date: Dec 29/2008
Signed In: illegible

                         SCHEDULE A - POLICIES REINSURED

1.   POLICIES REINSURED

     This Agreement covers the variable annuity policies and applicable riders issued on the policy forms as described in Section 2 below (the "Policies").

2.   POLICY FORMS

     SCHEDULE A - POLICIES
     REINSURED

     BASE CONTRACTS

     Under this agreement, the Reinsurer reinsures the Quota Share Percentage of both the fixed account and the separate account, on those variable annuities issued on the following policy forms by the Company after January 1, 2002.

VARIABLE ANNUITY POLICY FORM   VARIABLE ANNUITY POLICY NAME
----------------------------   ----------------------------
Venture.001                    Venture
Venture.003                    Venture
Venture.004                    Venture
Venture.005                    Venture
Venture.100 w/spec page        Venture
SP.VEN001.06
Venture.100                    Venture III
Venture.100 w/spec page        Venture III
SP.VEN100.06
Vision.001                     Venture Vision
Vision.002                     Venture Vision
Venture.100 w/spec page        Venture Vision
SP.VEN100.C.07
Venture.025                    Venture Strategy
Venture.026                    Venture Strategy
Venture-VA.AW.07 w/spec page   Venture Opportunity - A Share
SP.VENVA.AW.07
Venture-VA.B.07 w/spec page    Venture Opportunity - B Share
SP.VENVA.B.07

     Under this agreement, the Reinsurer reinsures the Quota Share Percentage of the fixed account on those variable annuities issued on the following policy forms by the Company after January 1, 2002.

VARIABLE ANNUITY POLICY FORM    VARIABLE ANNUITY POLICY NAME
----------------------------    ----------------------------
Venture.015                     Vantage
Venture.016                     Vantage
Venture.017                     Vantage
Venture.100 with SP.VEN015.06   Vantage

     Under this agreement, the Reinsurer reinsures the Quota Share Percentage of the following percentage of the separate separate account on those variable annuities issued on the following policy forms by the Company on the dates below

                                                                 AFTER
                                                               1/1/2002      AFTER
                                                                  AND     12/31/2002
                                                                BEFORE    AND BEFORE     AFTER
VARIABLE ANNUITY POLICY FORM    VARIABLE ANNUITY POLICY NAME   1/1/2003    7/1/2007    6/30/2007
----------------------------    ----------------------------   --------   ----------   ---------
Venture.015                     Vantage                          [*]          [*]         [*]
Venture.016                     Vantage                          [*]          [*]         [*]
Venture.017                     Vantage                          [*]          [*]         [*]
Venture.100 with SP.VEN015.06   Vantage                          [*]          [*]         [*]

     RIDERS

     Under this agreement, the Reinsurer reinsures the Quota Share Percentage of the benefit riders listed below if elected on the policy forms listed below:

BENEFIT RIDER FORMS   BENEFIT RIDER NAME
-------------------   ------------------
GMDB
BR009.00              GEM Rider
BR009.00G             GEM Rider
BR002.99              Annual Step
BR010.00              Annual Step
BR010.00G             Annual Step
GMIB
BR.003.00             GRIP II
BR003.00G             GRIP II
BR003.02              GRIP II with 10yr J&S
BR010.03              GRIP III
GMWB
BR017.03              GMWB Principal Plus
BR001.05              GMWB Principal Plus for Life (PPFL)
BR002.05              GMWB Principal Plus for Life (PPFL)
BR001.06              GMWB PPFL Classic and GMWB PPFL Annual Step
BR002.06              GMWB PPFL Classic and GMWB PPFL Annual Step
BR001.06-AS           GMWB PPFL Annual Step
BR002.06-AS           GMWB PPFL Annual Step
BR003NQ.06            GMWB PPFL Spousal
BR003Q.06             GMWB PPFL Spousal
BR004NQ.06            GMWB PPFL Spousal
BR004Q.06             GMWB PPFL Spousal
BR001NQ.07            GMWB - Income Plus for Life (IPFL)
BR001Q.07             GMWB - Income Plus for Life (IPFL)
BR002NQ.07            GMWB - Joint IPFL
BR002Q.07             GMWB - Joint IPFL
BR001NQ.08            GMWB - IPFL Quarterly Step-up
BR001Q.08             GMWB - IPFL Quarterly Step-up
BR002NQ.08            GMWB - Joint IPFL Quarterly Step-up
BR002Q.08             GMWB - Joint IPFL Quarterly Step-up
BR004NQ.07            GMWB - IPFL
BR004Q.07             GMWB - IPFL
BR005NQ.07            GMWB - Joint IPFL
BR005Q.07             GMWB - Joint IPFL
BR003NQ.07            GMWB Principal Returns
BR003Q.07             GMWB Principal Returns

VARIABLE ANNUITY POLICY FORM   VARIABLE ANNUITY POLICY NAME
----------------------------   ----------------------------
Venture.001                    Venture
Venture.003                    Venture
Venture.004                    Venture
Venture.005                    Venture
Venture.100 w/spec page        Venture
SP.VEN001.06
Venture.100                    Venture III
Venture.100 w/spec page        Venture III
SP.VEN100.06
Vision.001                     Venture Vision
Vision.002                     Venture Vision
Venture.100 w/spec page        Venture Vision
SP.VEN100.C.07
Venture.025                    Venture Strategy
Venture.026                    Venture Strategy
Venture.027                    Venture Strategy
Venture-VA.AW.07 w/spec page   Venture Opportunity - A Share
SP.VENVA.AW.07
Venture-VA.B.07 w/spec page    Venture Opportunity - B Share

SP.VENVA.B.07
Venture.015                    Venture Vantage
Venture.016                    Venture Vantage
Venture.017                    Venture Vantage
Venture. 100 w/spec page       Venture Vantage
SP.VEN015.06

     BASE CONTRACTS - DEATH BENEFIT

     Under this agreement, the Reinsurer reinsures the Quota Share Percentage of the base contract return of premium death benefit for the Policy Forms and Issue Dates listed below.

VARIABLE ANNUITY POLICY FORM     VARIABLE ANNUITY POLICY NAME    ISSUE DATE ON OR AFTER
----------------------------     -----------------------------   ----------------------
Venture.001                      Venture                         7/1/2001
Venture.003                      Venture                         7/1/2001
Venture.004                      Venture                         7/1/2001
Venture.005                      Venture                         7/1/2001
Venture.100 w/spec page          Venture                         5/1/2006
SP.VEN001.06
Venture.100                      Venture III                     7/1/2001
Venture.100 w/spec page          Venture III                     5/1/2006
SP.VEN100.06
Vision.001                       Venture Vision                  7/1/2001
Vision.002                       Venture Vision                  7/1/2001
Venture.100 w/spec page          Venture Vision                  2/12/2007
SP.VEN100.C.07
Venture.025                      Venture Strategy                5/1/2000
Venture.026                      Venture Strategy                5/1/2000
Venture.027                      Venture Strategy                5/2/2000
Venture-VA.AW.07 w/spec page     Venture Opportunity - A Share   2/11/2008
SP.VENVA.AW.07
Venture-VA.B.07 w/spec page      Venture Opportunity - B Share   2/11/2008
SP.VENVA.B.07
Venture.015                      Vantage                         5/1/2000
Venture.016                      Vantage                         5/1/2000
Venture.017                      Vantage                         5/1/2000
Venture.100 with SP.VEN015.06    Vantage                         5/1/2006

3.   QUOTA SHARE PERCENTAGE

     Under this Agreement, the Reinsurer reinsures [*] (the "Quota Share Percentage") of both the fixed account and the separate account liabilities and Guaranteed Benefits of the Ceding Company arising under the Policies, net of [*] in effect as of the Effective Date of this Agreement.

                  SCHEDULE B - MODCO RESERVE INVESTMENT CREDIT

1.   MODCO RESERVE INVESTMENT CREDIT

     The Modco Reserve Investment Credit is equal to the portion of the sum of
     (i) plus (ii) plus (iii), where:

     (i) Equals the Separate Account Investment Credit, as described in Section 2 below; and

     (ii) Equals the Fixed Account Investment Credit, as described in Section 3 below; and

     (iii) Equals the Guaranteed Benefits Investment Credit, as described in
          Section 4 below. For the initial Accounting Period after the Effective Date, investment income on this component will only accrue from the Settlement Date to the end of the Accounting Period.

     For the period of October 1, 2008 to December 31, 2008 it is recognized by both the Ceding Company and the Reinsurer that an Investment Policy does not yet exist for the asset segment backing the Guaranteed Benefits. As a result, for the specified period, the Modco Reserve associated with the Guaranteed Benefits will attract an earned interest rate of three month LIBOR, as of the Settlement Date, plus 50 basis points times the Quota Share Percentage, plus the Quota Share Percentage of any gains or losses from the Settlement Date to the end of the Accounting Period on hedging instruments used to back the Guaranteed Benefits component of the Modco Reserve.

     For the avoidance of doubt, the Modco Reserve Investment Credit may be a positive or negative number.

2.   SEPARATE ACCOUNT INVESTMENT CREDIT

     The Separate Account Investment Credit is equal to the sum of all accrued investment income and capital gains and losses, realized and unrealized, on the Ceding Company's separate account with respect to the base policies reinsured for the Accounting Period, which has been credited to the Policies, net of all fees deducted from the Fund Value of the Policies, multiplied by the Quota Share Percentage.

3.   FIXED ACCOUNT INVESTMENT CREDIT

     The fixed account investment credit shall be calculated as the investment income determined in accordance with Schedule D - Fixed Account Investment Credit (the "Fixed Account Investment Credit").

4.   GUARANTEED BENEFITS INVESTMENT CREDIT

     The guaranteed benefits investment credit shall be calculated as the investment income determined in accordance with Schedule E - Investment Income (the "Guaranteed Benefits Investment Credit").

5.   FIXED ACCOUNT ASSETS

     The fixed account assets, as used in this Agreement, means the appropriate proportion of the pooled segment containing assets supporting the liabilities in the fixed account, with respect to the Quote Share Percentage of the base policies reinsured (the "Fixed Account Assets").

6.   FIXED ACCOUNT RATE OF RETURN

     The term "Fixed Account Rate of Return" is equal to the rate calculated in Schedule D, used in the calculation of the Fixed Account Investment Credit

7.   FIXED ACCOUNT CREDITING RATE

     The term "Fixed Account Crediting Rate", as used in this Agreement, means the result of [2 * (i) / ((ii) + (iii) -(i))], where:

(i) Equals the total interest credited on all liabilities backed by the Fixed Account Assets; and

(ii) Equals the account value with respect to all liabilities backed by the Fixed Account Assets, as defined in Section 5 above, at the end of the current Accounting Period; and

(iii) Equals the account value with respect to all liabilities backed by the Fixed Account Assets, as defined in Section 5 above, at the end of the preceding Accounting Period.

                  SCHEDULE C - FUNDS WITHHELD INVESTMENT INCOME

For each Accounting Period the Ceding Company will credit the Reinsurer with Investment Income as detailed in Article VI - Reserves and Funds Withheld,
Section 9, including amounts for realized and unrealized capital gains and losses.

Such Investment Income for any Accounting Period shall:

1. Be computed in accordance with statutory accounting principles applicable to the Ceding Company.

2. Be based upon the performance of assets in the Ceding Company's applicable sub funds and include amounts as required for, and calculated in accordance with, the Exhibits of Net Investment Income, Exhibit of Capital Gains (Losses) of the Ceding Company's NAIC Annual Statement, adjusted to reflect NAIC Interest Maintenance Reserve instructions, for the Accounting Period, as detailed in Paragraph 3 below. For the purposes of calculating the investment income associated with the Funds Withheld Account, the assets in subfund SF241 should be used.

3.   Be equal to (A) times [(B) plus (C)] + (D), where:

     (A) For purposes of this Agreement, the Funds Withheld Rate for any Accounting Period will be equal to:

                      2 x [(i) + (ii)]
               ---------------------------, where:
               (iii) + (iv) - [(i) + (ii)]

          (i) Equals the Net Investment Income for the Accounting Period, determined in accordance with Page 8, Exhibit of Net Investment Income, Column 2, Line 17, of the NAIC Annual Statement, plus the pre-tax amortization of the Interest Maintenance Reserve in accordance with Page 4, Line 4 of the NAIC Annual Statement;

          (ii) Equals the Total Capital Gains (Losses) for the Accounting Period, determined in accordance with Page 8, Exhibit of Capital Gains (Losses), Columns 3 and 4, Line 10, of the NAIC Annual Statement; adjusted to reflect NAIC Interest Maintenance Reserve instructions;

          (iii) Assets, including the unamortized Interest Maintenance Reserve, as defined below, at the end the preceding Accounting Period;

          (iv) Assets, including the unamortized Interest Maintenance Reserve, as defined below, at the end the Accounting Period.

          The term "Assets", as used in this Schedule C, means (a) plus (b) minus (c) minus (d), where amounts (a), (b), (c) and (d) are determined solely with respect to the assets identified as forming the assets backing the Guaranteed Benefits of the Ceding Company:

          (a) Equals Subtotals, Cash and Invested Assets, determined in accordance with Page 2, Column 3, Line 10, of the NAIC Annual Statement;

          (b) Equals Investment Income Due and Accrued, determined in accordance with Page 2, Column 3, Line 12, of the NAIC Annual Statement; and

          (c) Equals the pre-tax Interest Maintenance Reserve, determined in accordance with Page 3, Column 1, Line 9.4, of the NAIC Annual Statement; and

          (d) Equals Borrowed Money, determined in accordance with Page 3, Column 1, Line 22, of the NAIC Annual Statement.

     (B) Equals the Opening Funds Withheld Account Balance for the Accounting Period; and

     (C)  Equals 0.5 times (a) multiplied by the sum of (b) minus (c), where:

          (a) Equals the Opening Funds Withheld Account Balance over the sum of the Modco Reserve, as defined in Article VI - Reserves and Funds Withheld, Section 1 (ii) and (iii), at the end of the preceding Accounting Period plus the Opening Funds Withheld Account Balance; and

          (b) Equals reinsurance premiums paid and accrued by the Ceding Company to the Reinsurer for the Accounting Period, as defined
               Article III - Reinsurance Premiums, Section 2, relating to the Guaranteed Benefits; and

          (c)  Equals the sum of (i) and (ii), where;

               (i) Equals the reinsurance claims indemnified by the Reinsurer to the Ceding Company for the Accounting Period, as defined in Article IV - Claims and Other Benefits, relating to the Guaranteed Benefits; and;

               (ii) Equals the Expense Allowance payable by the Reinsurer to the
                    Ceding Company for the Accounting Period, as defined in
                    Article V - Expense Allowance.

     (D) Equals the investment income earned on the assets in subfund SF080 containing the derivative instruments backing the Guaranteed Benefits and their associated fees times the ratio of the Opening Funds Withheld Account Balance over the sum of the Modco Reserve, as defined in Article VI - Reserves and Funds Withheld, Section 1 (ii) and (iii), at the end of the preceding Accounting Period plus the Opening Funds Withheld Account Balance.

Notwithstanding the above, in the event the Terminal Accounting Period is not a full calendar quarter, the Funds Withheld Rate will be multiplied by a factor equal to the number of days in the Terminal Accounting Period divided by the number of days in the calendar quarter in which the Terminal Accounting Period lies.

For Accounting Periods in any calendar year in which the Exhibits as identified above are not prepared, the Funds Withheld Rate shall be based upon the calculations that would be used to prepare the Exhibits as though they had been prepared for those Accounting Periods.

If the NAIC Annual Statement blank is changed or modified, such that the items described above do not appear on the pages, exhibits, columns and lines referred to above, or if they should be eliminated or combined with other amounts or if the basis set out in the Annual Statement blank for calculation of the Ceding Company's Adjusted Exhibit 2 Rate should be modified so that the calculation is not consistent with the calculation of the Investment Income Rate described above, then they will be determined in accordance with a method mutually satisfactory to the Reinsurer and the Ceding Company.

                  SCHEDULE D - FIXED ACCOUNT INVESTMENT CREDIT

For each Accounting Period the Ceding Company will credit the Reinsurer with the Fixed Account Investment Credit as detailed in Schedule B - Modco Reserve Investment Credit, Section 3, including amounts for realized and unrealized capital gains and losses.

Such Investment Income for any Accounting Period shall:

1. Be computed in accordance with statutory accounting principles applicable to the Ceding Company.

2. Be based upon the performance of assets in the Ceding Company's applicable sub funds and include amounts as required for, and calculated in accordance with, the Exhibits of Net Investment Income, Exhibit of Capital Gains (Losses) of the Ceding Company's NAIC Annual Statement, adjusted to reflect NAIC Interest Maintenance Reserve instructions, for the Accounting Period, as detailed in Paragraph 3 below. For the purposes of calculating the Fixed Account Investment Credit associated with the Fixed Account, the assets in subfunds SF033, SF034 and SF078 and policy loans should be used.

3.   Be equal to (A) times (B), where:

     (A) For purposes of this Agreement, the Fixed Account Investment Income Rate for any Accounting Period will be equal to:

                      2 x [(i) + (ii)]
               ---------------------------, where:
               (iii) + (iv) - [(i) + (ii)]

          (i) Equals the Net Investment Income for the Accounting Period, determined in accordance with Page 8, Exhibit of Net Investment Income, Column 2, Line 17, of the NAIC Annual Statement, plus the pre-tax amortization of the Interest Maintenance Reserve in accordance with Page 4, Line 4 of the NAIC Annual Statement;

          (ii) Equals the Total Capital Gains (Losses) for the Accounting Period, determined in accordance with Page 8, Exhibit of Capital Gains (Losses), Columns 3 and 4, Line 10, of the NAIC Annual Statement; adjusted to reflect NAIC Interest Maintenance Reserve instructions;

          (iii) Assets, including the unamortized Interest Maintenance Reserve, as defined below, at the end the preceding Accounting Period;

          (iv) Assets, including the unamortized Interest Maintenance Reserve, as defined below, at the end the Accounting Period.

          The term "Assets", as used in this Schedule D, means (a) plus (b) minus (c) minus (d), where amounts (a), (b), (c) and (d) are determined solely with respect to the assets identified as forming the assets backing the fixed account liabilities of the Ceding Company:

          (a) Equals Subtotals, Cash and Invested Assets, determined in accordance with Page 2, Column 3, Line 10, of the NAIC Annual Statement;

          (b) Equals Investment Income Due and Accrued, determined in accordance with Page 2, Column 3, Line 12, of the NAIC Annual Statement; and

          (c) Equals the pre-tax Interest Maintenance Reserve, determined in accordance with Page 3, Column 1, Line 9.4, of the NAIC Annual Statement; and

          (d) Equals Borrowed Money, determined in accordance with Page 3, Column 1, Line 22, of the NAIC Annual Statement; and

     (B) Equals the average of the fixed account modco reserve on the Policies at the end of the preceding Accounting Period and the fixed account modco reserve on the Policies at the end of the Accounting Period.

Notwithstanding the above, in the event the Terminal Accounting Period is not a full calendar quarter, the Fixed Account Investment Income Rate will be multiplied by a factor equal to the number of days in the Terminal Accounting Period divided by the number of days in the calendar quarter in which the Terminal Accounting Period lies.

For Accounting Periods in any calendar year in which the Exhibits as identified above are not prepared, the Fixed Account Investment Incomed Rate shall be based upon the calculations that would be used to prepare the Exhibits as though they had been prepared for those Accounting Periods.

If the NAIC Annual Statement blank is changed or modified, such that the items described above do not appear on the pages, exhibits, columns and lines referred to above, or if they should be eliminated or combined with other amounts or if the basis set out in the Annual Statement blank for calculation of the Ceding Company's Adjusted Exhibit 2 Rate should be modified so that the calculation is not consistent with the calculation of the Investment Income Rate described above, then they will be determined in accordance with a method mutually satisfactory to the Reinsurer and the Ceding Company.

               SCHEDULE E - GUARANTEED BENEFITS INVESTMENT CREDIT

For each Accounting Period the Ceding Company will credit the Reinsurer with the Guaranteed Benefits Investment Credit as detailed in Schedule B - Guaranteed Benefits Investment Credit, Section 4, including amounts for realized and unrealized capital gains and losses.

Such Investment Income for any Accounting Period shall:

1. Be computed in accordance with statutory accounting principles applicable to the Ceding Company.

2. Be based upon the performance of assets in the Ceding Company's applicable sub funds and include amounts as required for, and calculated in accordance with, the Exhibits of Net Investment Income, Exhibit of Capital Gains (Losses) of the Ceding Company's NAIC Annual Statement, adjusted to reflect NAIC Interest Maintenance Reserve instructions, for the Accounting Period, as detailed in Paragraph 3 below. For the purposes of calculating the investment income associated with the Modco Reserve as defined in Article VI - Reserves and Funds Withheld, Section 1 (ii) and (iii), the assets in subfund SF241 should be used.

3.   Be equal to (A) times [(B) plus (C)] + (D), where:

     (A) The Guaranteed Benefits Investment Crediting Rate will equal the Funds Withheld Rate for any Accounting Period; and

     (B) Equals the Modco Reserve at the beginning of the Accounting Period, as defined in Article VI - Reserves and Funds Withheld, Section 1 (ii) and (iii); and

     (C)  Equals 0.5 times (a) multiplied by the sum of (b) minus (c), where:

          (a) Equals the Modco Reserve, as defined in Article VI - Reserves and Funds Withheld, Section 1 (ii) and (iii) over the sum of the Modco Reserve, as defined in Article VI - Reserves and Funds Withheld, Section 1 (ii) and (iii), at the end of the preceding Accounting Period plus the Opening Funds Withheld Account Balance; and

          (b) Equals reinsurance premiums paid and accrued by the Ceding Company to the Reinsurer for the Accounting Period, as defined
               Article III - Reinsurance Premiums, Section 2, relating to the Guaranteed Benefits; and

          (c)  Equals the sum of (i) and (ii), where;

               (i) Equals the reinsurance claims indemnified by the Reinsurer to the Ceding Company for the Accounting Period, as defined in Article IV - Claims and Other Benefits, relating to the Guaranteed Benefits; and;

               (ii) Equals the Expense Allowance payable by the Reinsurer to the
                    Ceding Company for the Accounting Period, as defined in
                    Article V - Expense Allowance.

     (D) Equals the investment income earned on the assets in subfund SF080 containing the derivative instruments hedging the Guaranteed Benefits and their associated fees times the ratio of the Modco Reserve, as defined in Article VI - Reserves and Funds Withheld, Section 1 (ii) and (iii) over the sum of the Modco Reserve, as defined in Article VI
          - Reserves and Funds Withheld, Section 1 (ii) and (iii), at the end of the preceding Accounting Period plus the Opening Funds Withheld Account Balance.

Notwithstanding the above, in the event the Terminal Accounting Period is not a full calendar quarter, the Guaranteed Benefit Investment Crediting Rate will be multiplied by a factor equal to the number of days in the

Terminal Accounting Period divided by the number of days in the calendar quarter in which the Terminal Accounting Period lies.

For Accounting Periods in any calendar year in which the Exhibits as identified above are not prepared, the Guaranteed Benefit Investment Income Rate shall be based upon the calculations that would be used to prepare the Exhibits as though they had been prepared for those Accounting Periods.

If the NAIC Annual Statement blank is changed or modified, such that the items described above do not appear on the pages, exhibits, columns and lines referred to above, or if they should be eliminated or combined with other amounts or if the basis set out in the Annual Statement blank for calculation of the Ceding Company's Adjusted Exhibit 2 Rate should be modified so that the calculation is not consistent with the calculation of the Investment Income Rate described above, then they will be determined in accordance with a method mutually satisfactory to the Reinsurer and the Ceding Company.

            SCHEDULE F - QUARTERLY REPORT OF ACTIVITY AND SETTLEMENTS
                   (From the Ceding Company to the Reinsurer)

Reporting Quarter:       ___________________
Calendar Year:           ___________________
Date Report Completed:   ___________________

1.   CONSIDERATION (only relevant in the initial Accounting Period) [1a - 1b]

          a.   Initial Consideration (Article III, Section 1)

          b.   Amounts settled on the Settlement Date

2.   REINSURANCE PREMIUMS (Article III, Section 2) [2a + 2b - 2c]

          a.   Gross Policy Premiums and Payment Enhancements

          b.   Rider Premiums

          c.   Premiums Payable under Third Party Reinsurance Agreements

3.   REINSURANCE FEES (Article III, Section 3)

4.   MODCO RESERVE INVESTMENT CREDIT (Schedule B) [4a + 4b + 4c]

          a.   Separate Account Investment Credit

          b.   Fixed Account Investment Credit

          c.   Guaranteed Benefits Investment Credit

5.   FUNDS WITHHELD INVESTMENT INCOME (Article VI, Section 9)

6.   MODCO RESERVE ADJUSTMENT (Article VI, Section 2) [6a - 6b]

          a.   Modco Reserve at the end of the Accounting Period

          b.   Modco Reserve at the end of the preceding Accounting Period

7.   REINSURANCE CLAIMS (Article IV) [7a + 7b + 7c + 7d + 7e - 7f]

          a.   Death Claims

          b.   Surrenders

          c.   Annuitization Benefits

          d.   Income Benefit Claims

          e.   Withdrawal Benefit Claims

          f.   Ceded claims (under Third Party Reinsurance Agreements)

8.   INITIAL RESERVE ADJUSTMENT (only relevant in the initial Accounting Period)
     (Article VI, Section 11)

9.   INITIAL CEDING COMMISSION (only relevant in the initial Accounting Period)
     (Article V, Section 1)

10.  EXPENSE ALLOWANCE (Article V, Section 2)

11.  REINSURANCE GAIN (Article VI, Section 6)
     [1 + 2 + 3 + 4 + 5- 6 - 7 - 8 - 9 - 10]

12.  FUNDS WITHHELD ADJUSTMENT (ARTICLE VI, SECTION 7)
          Max[0,14a+11-15b]

13.  QUARTERLY SETTLEMENT [= 11 - 14c]

          a.   Amount due the Reinsurer [if >0]

          b.   Amount due the Ceding Company [if <0]

          c.   Amount due the Ceding Company in cash or Letter of Credit [max
               (0 , 15b - 14b - 17a - 18a]

          d.   Amounts settled on the Settlement Date [= 1b]

14.  FUNDS WITHHELD ACCOUNT

          a.   Opening Balance (Article VI, Section 5)

          b.   Closing Balance (Article VI, Section 8) [14a + 11 -12]

          c.   Change in Funds Withheld [14b - 14a]

15.  COINSURANCE RESERVES (Article VI, Section 3)

          a.   At the end of the preceding Accounting Period

          b.   At the end of the Accounting Period

16.  TAX RESERVES

          a.   At the end of the preceding Accounting Period

          b.   At the end of the Accounting Period

17.  LETTERS OF CREDIT

          a.   Letters of Credit at the end of the preceding Accounting Period

          b.   Letters of Credit at the end of the Accounting Period

18.  ASSETS IN TRUST

          a. Market value of any assets held in trust at the end of the preceding Accounting Period

          b. Market value of any assets held in trust at the end of the Accounting Period

19.  DEFERRED GAINS

          a.   Deferred Gains at the end of the preceding Accounting Period

          b.   Deferred Gains at the end of the Accounting Period

          c.   Deferred Gains on the Settlement Date

MOVEMENT OF POLICIES REINSURED (POLICY COUNTS)   Policies   Riders
----------------------------------------------   --------   ------
ACTIVE LIVES
   In Force, Beginning of Period
      Additions
      Terminations
   In Force, End of Period

                                  SEPARATE    FIXED
ADDITIONAL              TOTAL      ACCOUNT   ACCOUNT                  LOSS     SEPARATE    FIXED
INFORMATION           NUMBER OF     FUND       FUND    TOTAL FUND   CARRYFOR    ACCOUNT   ACCOUNT
BASE POLICIES          POLICIES     VALUE     VALUE       VALUE       WARD      RESERVE   RESERVE
-------------         ---------   --------   -------   ----------   --------   --------   -------
Beginning of Period
   + Additions
   - Terminations
End of Period

ADDITIONAL
INFORMATION                       SEPARATE    FIXED
FOR EACH                TOTAL      ACCOUNT   ACCOUNT
GUARANTEED            NUMBER OF     FUND       FUND    TOTAL FUND   GAURANTEED   GUARANTEED
BENEFIT TYPE           POLICIES     VALUE     VALUE       VALUE       VALUES       RESERVE
------------          ---------   --------   -------   ----------   ----------   ----------
Beginning of Period
   + Additions
   - Terminations
End of Period

                                                                       Ceding
                                                                    Commission
                  Acquisition Expense Allowance                        Rate      Volume   Total
                  -----------------------------                     ----------   ------   -----
Subpays on Policies issued Prior to 2005, premiums and payment
   enhancements                                                         [*]
Subpays on Policies Issued 2005 thru 2007:
Premium General Account                                                 [*]
Premium Separate Account Vantage prior 7/1/07                           [*]
Premium Separate Account Non-Vantage                                    [*]
Premium Separate Account Vantage 7/1/07+                                [*]
Payment Enhancements General Account                                    [*]
Payment Enhancements Separate Account Vantage prior 7/1/07              [*]
Payment Enhancements Separate Account Non-Vantage                       [*]
Payment Enhancements Separate Account Vantage 7/1/07+                   [*]
Vision Issued in 2007 only                                              [*]
New Policies and Subpays on Policies Issued on and After 1/1/2008
Venture                                                                 [*]
Venture III                                                             [*]
Vision                                                                  [*]
Vantage                                                                 [*]
Opportunity                                                             [*]

                                            (A)                   (B)                  (A) * (B)
                                          FACTOR                 VOLUME                  TOTAL
                                    ------------------   ---------------------   --------------------
Acquisition Expense                                             Premiums
CARVM Allowance                             N/A                   N/A
Per Policy                                  [*]          # of Inforce Policies
Fund Value                                  [*]            Total Fund Value
Trail Commission Expense            Table In Article V     Total Fund Value
Administrative Expense Allowances                                                (c) = total of above
Quota Share Percentage                                                                    90%
Expense Allowance                                                                      (c) x 90%

FIXED ACCOUNT ASSET RATE OF RETURN (SCHEDULE B, SECTION 2)

i) Fixed Account Investment Income Rate

FIXED ACCOUNT ASSET CREDITING RATE (SCHEDULE B, SECTION 3)

i) Interest credited on all liabilities backed by Fixed Account Assets for the current Accounting Period

ii) Account Value with respect to all liabilities backed by Fixed Account Assets at the end of the current Accounting Period

iii) Account Value with respect to all liabilities backed by Fixed Account Assets at the end of the preceding Accounting Period

iii) Fixed Account Asset Crediting Rate [(2 * i)) / (ii) + iii) - i))]

FOR EACH FUND FOR EACH PRODUCT/LINE OF BUSINESS

                       Total #
                         of      # of Units Fund   Unit Price Fund A   Total Account
                      Policies          A                (etc)             Value
                      --------   ---------------   -----------------   -------------
Beginning of Period
+ Addition
- Termination
End of Period

PREMIUMS IN PERIOD FOR EACH PRODUCT

                                Deposits by Fund
           Total Number of   ----------------------   Total Account
               Policies      Fund A   Fund B (etc.)       Value
           ---------------   ------   -------------   -------------
Deposits

PREMIUMS IN PERIOD FOR EACH PRODUCT

                           Total Number of Policies   Total Account Value
                           ------------------------   -------------------
(a) Beginning of period
(b) Added During Period
(c) Lapsed During Period
End of Period

                           SCHEDULE G - ASSET LISTING

The Asset Listing shall contain a seriatim listing of all assets held by the Ceding Company in subfunds SF034, SF078, SF241 and SF080 and be provided to the Reinsurer upon request.

This listing shall include the following information:

     -    Asset Class (e.g. mortgage, bond, equity)

     -    Identifier (e.g. CUSIP)

     -    Issuer Name

     -    Par

     -    Coupon

     -    Book Value

     -    Market Value

     -    Accrued Interest

     -    Maturity Date

     -    S&P Rating

     -    NAIC Rating

     -    Book Yield

     -    Market Yield

In the event the information above is not applicable to specific assets held by the Ceding Company, relevant information should be provided to allow the Reinsurer to identify the value of the asset.

                  SCHEDULE H - OPENING AMOUNTS AND SETTLEMENTS

                           (AS OF THE DATE SPECIFIED)

1.  MODCO RESERVE - OCTOBER 1, 2008
    SEPARATE ACCOUNT RESERVE                                             [*]
    FIXED ACCOUNT RESERVE                                                [*]
    GUARANTEED BENEFITS RESERVE                                          [*]
2.  FUNDS WITHHELD ACCOUNT BALANCE - OCTOBER 1, 2008                     [*]
3.  COINSURANCE RESERVES - OCTOBER 1, 2008                               [*]
4.  TAX RESERVES - OCTOBER 1, 2008
    SEPARATE ACCOUNT RESERVE                                             [*]
    FIXED ACCOUNT RESERVE                                                [*]
    GUARANTEED BENEFITS RESERVE                                          [*]
5.  MODCO RESERVE - NOVEMBER 18, 2008
    GUARANTEED BENEFITS RESERVE                                          [*]
6.  FUNDS WITHHELD ACCOUNT BALANCE - NOVEMBER 18, 2008                   [*]
7.  INITIAL RESERVE FOR GUARANTEED BENEFITS - NOVEMBER 18, 2008          [*]
8.  COINSURANCE RESERVES - NOVEMBER 18, 2008                             [*]
9.  TAX RESERVES FOR GUARANTEED BENEFITS - NOVEMBER 18, 2008             [*]
10. INITIAL CONSIDERATION - NOVEMBER 18, 2008                            [*]
11. INITIAL CEDING COMMISSION - NOVEMBER 18, 2008                        [*]
12. INITIAL RESERVE ADJUSTMENT - OCTOBER 1, 2008                         [*]
13. SETTLEMENT - NOVEMBER 18, 2008   [ = 10 - 11 - 5 - 6]                [*]
14. DEFERRED GAINS EXISTING ON THE SETTLEMENT DATE - NOVEMBER 18, 2008   [*]

            SCHEDULE I - INFORMATION REQUIRED FOR FINANCIAL REPORTING

For each Accounting Period the Ceding Company shall submit the information listed below:

IN FORCE DATA

GMDB INFORCE FIELDS

Company
Policy number
Plan code
Effective date
Policy issue state
Driver
DB type
Annuitant name
Annuitant sex
Annuitant date of birth
Annuitant issue age
Annuitant attained age
Owner name
Owner sex
Owner date of birth
Owner issue age
Owner attained age
Tax status indicator
Current variable account value
Current fixed account value
Current loan account value
Prior account value
Current account value
Current cash surrender value
Current GMDB
Current GEM amount
Current death benefit
Policy continued date
New policy continued choice
Old policy number
Treaty number
Valuation date

GMIB INFORCE FIELDS

Company
Policy number
Plan code
Effective date
Driver
Annuitant name
Annuitant sex
Annuitant date of birth
Annuitant issue age
Annuitant attained age
Owner name
Owner sex
Owner date of birth
Owner issue age
Owner attained age
Tax status indicator
Current account value
Current income base
Grip indicator
Waiting period end date
Cumulative premium
Cumulative withdrawals
GIR anniversary date
Stepup date
Total monthly payments
Policy continued date
New policy continued choice
Old policy number
Treaty number
Valuation date

WB INFORCE FIELDS

Company
Policy number
Plan code
Effective date
Driver
Annuitant name
Annuitant sex
Annuitant date of birth
Annuitant issue age
Annuitant attained age
Owner name
Owner sex
Owner date of birth
Owner issue age
Owner attained age
Tax stat indicator
Current account value
Current withdrawal base
GMWB indicator
Cumulative premium
Cumulative withdrawals
Guaranteed Withdrawal Amount (GWA)
Lifetime Income Amount (LIA)
Policy continued date
New policy continued choice
Old policy number
Treaty number
Valuation date

CLAIMS

GMDB CLAIM FIELDS

Policy Number
Product code
Enhanced indicator
Plan type (Tax stat indicator)
Attained age
Variable amount
Fixed amount
Loan amount
Account value
GMDB amount
Surrender charge amount
Net Amount paid to contractholder
Owner date of birth
Annuitant date of birth
Who died (A or O code)
Effective date
Date of death
Issue age
Date processed
Date paid
Product Type
GEM amount

GMIB CLAIM FIELDS

Policy Number
Vantage-One Plan Code
Plan Type
Annuitant Name
Annuitant Date of Birth
Annuitant Sex
Co-Annuitant Name
Co-Annuitant Date of Birth
Co-Annuitant Sex
Original Contract Issue Date
Annuitization Effective Date
Account Value Annuitized
Income Base
Premium Tax ($ Amt)
Unisex Indicator
Reinsurance Claim Interest Rate
GRIP Purchase Rate
Treaty Purchase Rate
GRIP Reinsurance Claim Amount
GRIP Claim Amount (for reserving)

GMWB CLAIM FIELDS

Policy Number
Vantage-One Plan Code
Plan Type
Annuitant Name
Annuitant Date of Birth
Annuitant Sex
Co-Annuitant Name
Co-Annuitant Date of Birth
Co-Annuitant Sex
Original Contract Issue Date
Guaranteed Withdrawal Balance (GWB)
Guaranteed Withdrawal Amount (GWA)
Lifetime Income Amount (LIA)
Premium Tax ($ Amt)

                            SCHEDULE J - FUND LISTING

                                DB & IB PRE-2006

               VENTURE, VENTURE III, VANTAGE AND VISION CONTRACTS
                           ISSUED PRIOR TO MAY 1, 2006

                                    PORTFOLIO

AIM CAPITAL MANAGEMENT, INC.
All Cap Growth Trust
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
Small Company Trust
BLACKROCK INVESTMENT MANAGEMENT, LLC
Large Cap Value Trust
CAPITAL GUARDIAN TRUST COMPANY
Income & Value Trust
Overseas Equity Trust
U.S. Large Cap Trust
CAPITAL RESEARCH MANAGEMENT COMPANY
American Asset Allocation
American Blue Chip Income and Growth Trust
American Bond Trust
American Global Growth
American Global Small Capitalization
American Growth-Income Trust
American Growth Trust
American High-Income
American International Trust
American New World
DAVIS ADVISORS
Financial Services Trust
Fundamental Value Trust
DECLARATION MANAGEMENT & RESEARCH
Total Bond Market Trust A
Total Bond Market Trust B
Short-Term Bond Trust
Active Bond Trust
DEIM
DWS Equity 500 Index
DEUTSCHE ASSET MANAGEMENT INC.
All Cap Core Trust
Real Estate Securities Trust
DIMENSIONAL FINANCIAL ADVISORS
Disciplined Diversification Trust
GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC

International Core Trust
JENNISON ASSOCIATES LLC
Capital Appreciation Trust
LEGG MASON FUNDS MANAGEMENT, INC.
Core Equity Trust
LORD, ABBETT & CO
All Cap Value
Mid Cap Value
MARISCO CAPITAL MANAGEMENT, LLC
International Opportunities Trust
MASSACHUSETTS FINANCIAL SERVICES COMPANY
Utilities Trust
MFC GLOBAL INVESTMENT MANAGEMENT
American Fundamental Holdings
American Global Diversification
Franklin Templeton Founding Allocation
MFC GLOBAL INVESTMENT MANAGEMENT (U.S.) LLC
Strategic Income Trust
MFC GLOBAL INVESTMENT MANAGEMENT (U.S.A.) LIMITED
500 Index Trust
500 Index Trust B
Index Allocation Trust
Mid Cap Index Trust
Money Market Trust
Money Market Trust B
Optimized All Cap Trust
Optimized Value Trust
Pacific Rim Trust
Small Cap Index Trust
Total Stock Market Index Trust
Lifestyle Aggressive Trust
Lifestyle Balanced Trust
Lifestyle Conservative Trust
Lifestyle Growth Trust
Lifestyle Moderate Trust
MFC GLOBAL U.S., LLC
High Income
MUNDER CAPITAL MANAGEMENT
Small Cap Opportunities Trust
PACIFIC INVESTMENT MANAGEMENT COMPANY
Global Bond Trust
PIMCO VIT All Asset Portfolio
Real Return Bond Trust
Total Return Trust
PZENA INVESTMENT MANAGEMENT, LLC
Classic Value Trust
RCM CAPITAL MANAGEMENT LLC

Emerging Small Company Trust
SSGA FUNDS MANAGEMENT, INC.
International Equity Index Trust A
International Equity Index Trust B
T. ROWE PRICE ASSOCIATES, INC.
Blue Chip Growth Trust
Capital Appreciation Value Trust
Equity-Income Trust
Health Sciences Trust
Mid Value Trust
Small Company Value
Science & Technology Trust
TEMPLETON GLOBAL ADVISORS LIMITED
Global Trust
TEMPLETON INVESTMENT COUNSEL, INC.
International Small Cap Trust
International Value Trust
UBS GLOBAL ASSET MANAGEMENT
Global Allocation Trust
Large Cap Trust
VAN KAMPEN
Value
WELLINGTON MANAGEMENT COMPANY, LLP
Core Allocation Plus Trust
Investment Quality Bond Trust
Mid Cap Intersection
Mid Cap Stock Trust
Natural Resources Trust
Small Cap Growth Trust
Small Cap Value Trust
WELLS FARGO FUND MANAGEMENT, LLC
Core Bond Trust
U.S. High Yield Bond Trust
WESTERN ASSET MANAGEMENT CO. (WAMCO)
U.S. Government Securities Trust
High Yield Trust
Strategic Bond Trust

                                  DB ONLY 2006+

               VENTURE, VENTURE III, VANTAGE AND VISION CONTRACTS
                          ISSUED MAY 1, 2006 AND LATER

CAPITAL GUARDIAN TRUST COMPANY
Income & Value Trust
U.S. Large Cap Trust

CAPITAL RESEARCH AND MANAGEMENT COMPANY (Adviser to the American Fund Insurance Series)
American Asset Allocation Trust
American Bond Trust
American Global Growth Trust
American Global Small Cap Trust
American Growth Trust
American Growth-Income Trust
American High-Income Bond Trust
American International Trust
American New World Trust
DAVIS SELECTED ADVISERS, L.P.
Financial Services Trust
Fundamental Value Trust
DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.
Real Estate Securities Trust
FRANKLIN TEMPLETON INVESTMENT CORP
International Small Cap Trust
GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC
International Core Trust
JENNISON ASSOCIATES LLC
Capital Appreciation Trust
LEGG MASON CAPITAL MANAGEMENT, INC.
Core Equity Trust
MARSICO CAPITAL MANAGEMENT, LLC
International Opportunities Trust
MFC GLOBAL INVESTMENT MANAGEMENT (U.S.), LLC
High Income Trust
MFC GLOBAL INVESTMENT MANAGEMENT (U.S.A.) LIMITED (Adviser to the Franklin Templeton Founding Allocation Trust)
American Fundamental Holdings Trust
American Global Diversification Trust
Franklin Templeton Founding Allocation Trust
Index Allocation Trust
Lifestyle Aggressive Trust
Lifestyle Balanced Trust
Lifestyle Conservative Trust
MFC GLOBAL INVESTMENT MANAGEMENT (U.S.A.) LIMITED
Lifestyle Growth Trust
Lifestyle Moderate Trust
Mid Cap Index Trust
Money Market Trust
Pacific Rim Trust
MUNDER CAPITAL MANAGEMENT
Small Cap Opportunities Trust
PACIFIC INVESTMENT MANAGEMENT COMPANY LLC
Global Bond Trust
Total Return Trust
PZENA INVESTMENT MANAGEMENT, LLC

Classic Value Trust
RCM CAPITAL MANAGEMENT LLC
T. ROWE PRICE ASSOCIATES, INC.
Science & Technology Trust
T. ROWE PRICE ASSOCIATES, INC.
Blue Chip Growth Trust
Equity-Income Trust
Health Sciences Trust
Small Company Value Trust
TEMPLETON GLOBAL ADVISORS LIMITED
International Value Trust
UBS GLOBAL ASSET MANAGEMENT (AMERICAS) INC.
Global Allocation Trust
VAN KAMPEN
Value Trust
WELLINGTON MANAGEMENT COMPANY, LLP
Investment Quality Bond Trust
Mid Cap Intersection Trust
Mid Cap Stock Trust
Natural Resources Trust
Small Cap Growth Trust
Small Cap Value Trust
WESTERN ASSET MANAGEMENT COMPANY
High Yield Trust
Strategic Bond Trust
U.S. Government Securities Trust

                         VENTURE OPPORTUNITY CONTRACTS

CAPITAL RESEARCH AND MANAGEMENT COMPANY
(Adviser to the American Fund Insurance Series)
American Asset Allocation Trust
American Blue Chip Income and Growth Trust
American Bond Trust
American Global Growth Trust
American Global Small Capitalization Trust
American Growth Trust
American Growth-Income Trust
American High-Income Bond Trust
American International Trust
American New World Trust
DAVIS SELECTED ADVISERS, L.P.
Fundamental Value Trust
FRANKLIN MUTUAL ADVISORS LLC
Mutual Shares Trust
GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC
International Core Trust
LEGG MASON CAPITAL MANAGEMENT, INC.
Core Equity Trust

LORD, ABBETT & CO., LLC
All Cap Value Trust
Mid Cap Value Trust
MFC GLOBAL INVESTMENT MANAGEMENT (U.S.), LLC
Small Cap Intrinsic Value Trust
MFC GLOBAL INVESTMENT MANAGEMENT (U.S.A.) LIMITED
American Fundamental Holdings Trust
Franklin Templeton Founding Allocation Trust
Lifestyle Balanced Trust
Lifestyle Conservative Trust
Lifestyle Growth Trust
Lifestyle Moderate Trust
Money Market Trust
PACIFIC INVESTMENT MANAGEMENT COMPANY LLC
Global Bond Trust
Total Return Trust
TEMPLETON GLOBAL ADVISORS LIMITED
Global Trust
International Value Trust
TEMPLETON INVESTMENT COUNSEL, LLC
International Small Cap Trust
VAN KAMPEN
Value Trust
WELLINGTON MANAGEMENT COMPANY, LLP
Core Allocation Plus Trust
Investment Quality Bond Trust
Mid Cap Intersection Trust
Mid Cap Stock Trust
Small Cap Growth Trust
Small Cap Value Trust

                    FUNDS AVAILABLE WITH WITHDRAWAL BENEFITS

VENTURE, VENTURE III, VANTAGE AND VISION

MFC GLOBAL INVESTMENT MANAGEMENT (U.S.A.) LIMITED
Money Market
American Fundamental Holdings
American Global Diversification
Franklin Templeton Founding Allocation
Index Allocation
Lifestyle Balanced
Lifestyle Conservative
Lifestyle Growth
Lifestyle Moderate

CAPITAL RESEARCH MANAGEMENT COMPANY
American Asset Allocation
T. ROWE PRICE ASSOCIATES, INC.
Capital Appreciation Value
DIMENSIONAL FINANCIAL ADVISORS
Disciplined Diversification

AVAILABLE MODEL ALLOCATIONS (PAPER PORTFOLIOS):

                                                                         PERCENTAGE ALLOCATION OF
                                                                            INVESTMENT OPTION
                          MODEL NAME                                           WITHIN MODEL
                          ----------                                     ------------------------
AMERICAN GLOBAL DIVERSIFICATION
American Global Growth Trust                                                        50%
American Bond Trust                                                                 20%
American Global Small Capitalization Trust                                          15%
American High-Income Bond Trust                                                     10%
American New World Trust                                                             5%
FUNDAMENTAL HOLDINGS OF AMERICA
American Bond Trust                                                                 35%
American Growth-Income Trust                                                        25%
American Growth Trust                                                               25%
American International Trust                                                        15%
GLOBAL BALANCED (NOT AVAILABLE AFTER APRIL 30, 2007)
American International Trust                                                        25%
Global Allocation Trust                                                             25%
Fundamental Value Trust                                                             30%
Global Bond Trust                                                                   20%
BLUE CHIP BALANCED (NOT AVAILABLE AFTER APRIL 30, 2007)
American Growth Trust                                                               30%
American Growth-Income Trust                                                        30%
Investment Quality Bond Trust                                                       40%
VALUE STRATEGY (NOT AVAILABLE AFTER FEBRUARY 10, 2006)
Core Equity Trust                                                                   30%
Equity-Income Trust                                                                 30%
Active Bond Trust                                                                   20%
Strategic Bond Trust                                                                20%
GROWTH BLEND (NOT AVAILABLE AFTER FEBRUARY 10, 2006)
Blue Chip Growth Trust                                                              40%
American Growth-Income Trust                                                        20%
Active Bond Trust                                                                   20%
Strategic Bond Trust                                                                20%
CORE HOLDINGS OF AMERICA (NOT AVAILABLE AFTER AUGUST 1, 2005)
American International Trust                                                        15%
American Growth Trust                                                               25%
American Growth-Income Trust                                                        25%
Active Bond Trust                                                                   35%

CORESOLUTION (NOT AVAILABLE AFTER APRIL 30, 2005)
U.S. Global Leaders Growth Trust                                                    33%
Classic Value Trust                                                                 33%
Strategic Income Trust                                                              34%
VALUE BLEND (NOT AVAILABLE AFTER APRIL 30, 2005)
American Growth Trust                                                               20%
Equity-Income Trust                                                                 40%
Active Bond Trust                                                                   20%
Strategic Bond Trust                                                                20%
GLOBAL (NOT AVAILABLE AFTER APRIL 30, 2005)
International Value Trust                                                           30%
U.S. Large Cap Trust                                                                20%
Blue Chip Growth Trust                                                              20%
Global Bond Trust                                                                   30%

VENTURE OPPORTUNITY WITH GMWB
PORTFOLIO
WELLINGTON MANAGEMENT COMPANY, LLP
Core Allocation Plus
MFC GLOBAL INVESTMENT MANAGEMENT
American Fundamental Holdings
Franklin Templeton Founding Allocation
Lifestyle Balanced
Lifestyle Conservative
Lifestyle Growth
Lifestyle Moderate
CAPITAL RESEARCH MANAGEMENT COMPANY
American Asset Allocation

AVAILABLE MODEL ALLOCATIONS: 8/25/08 AND LATER

                                                                         PERCENTAGE ALLOCATION OF
                                                                              INVESTMENT OPTION
                    MODEL NAME                                                  WITHIN MODEL
                    ----------                                           ------------------------
BALANCED: GROWTH & INCOME
American Global Small Cap                                                            5%
American Growth                                                                      5%
Global                                                                               5%
Value                                                                                5%
Mutual Shares                                                                       15%
American Blue Chip Income & Growth                                                  15%
American Growth-Income                                                              10%
American Bond                                                                       25%
Investment Quality Bond                                                             15%
BALANCED TOWARD GROWTH
American Global Small Cap                                                            5%
American Growth                                                                     10%

Global                                                                              10%
Value                                                                                5%
Mutual Shares                                                                       20%
American Blue Chip Income & Growth                                                  15%
American Growth-Income                                                              10%
American Bond                                                                       15%
Investment Quality Bond                                                             10%
GROWTH
American Global Small Cap                                                            5%
Mid Cap Stock                                                                        5%
American Growth                                                                     15%
Global                                                                              10%
Value                                                                                5%
Mutual Shares                                                                       20%
American Blue Chip Income & Growth                                                  15%
American Growth-Income                                                              15%
American Bond                                                                       10%

AVAILABLE MODEL ALLOCATIONS: NOT AVAILABLE FOR CONTRACTS ISSUED ON OR AFTER 8/25/08

                                                                         PERCENTAGE ALLOCATION OF
                                                                             INVESTMENT OPTION
                      MODEL NAME                                                WITHIN MODEL
                      ----------                                         ------------------------
BALANCED: GROWTH & INCOME
American Global Small Cap                                                            5%
American Growth                                                                      5%
Global                                                                               5%
Mid Cap Value                                                                        5%
Mutual Shares                                                                       15%
American Blue Chip Income & Growth                                                  15%
American Growth-Income                                                              10%
American Bond                                                                       25%
Investment Quality Bond                                                             15%
BALANCED TOWARD GROWTH
American Global Small Cap                                                            5%
American Growth                                                                     10%
Global                                                                              10%
Mid Cap Value                                                                        5%
Mutual Shares                                                                       20%
American Blue Chip Income & Growth                                                  15%
American Growth-Income                                                              10%
American Bond                                                                       15%
Investment Quality Bond                                                             10%
GROWTH
American Global Small Cap                                                            5%
Mid Cap Stock                                                                        5%

American Growth                                                                     15%
Global                                                                              10%
Mid Cap Value                                                                        5%
Mutual Shares                                                                       20%
American Blue Chip Income & Growth                                                  15%
American Growth-Income                                                              15%
American Bond                                                                       10%

                      SCHEDULE K - BASE DEATH BENEFIT FEES

MFO - JH USA BUSINESS

                                                          ISSUE DATE
                                   ----------------------------------------------------------
                                                      1/1/2001-    1/1/2004
BASE PRODUCT   DEATH BENEFIT       BEFORE 1/1/2001   12/31/2003   12/31/2004   AFTER 1/1/2005
------------   -----------------   ---------------   ----------   ----------   --------------
VENTURE 2006   Return of Premium                                      [*]            [*]
               Annual Step                                            [*]            [*]
VENTURE        Annual Step               [*]            [*]           [*]            [*]
VANTAGE        9 YR Ratchet              [*]            [*]           [*]            [*]
               Annual Step               [*]            [*]           [*]            [*]
VENTURE III    Return of Premium         [*]            [*]           [*]            [*]
               Annual Step               [*]            [*]           [*]            [*]
STRATEGY       Return of Premium         [*]            [*]           [*]            [*]
VISION         5% Indexing               [*]            [*]           [*]            [*]
VISION 2007    Return of Premium                                      [*]            [*]
               Annual Step                                            [*]            [*]

GEM MFO        [*] all years

Notes:

1.   MFO is Margin for Offset

2.   All rates are defined as annualized basis points (bps)

                         SCHEDULE L - EXPENSE ALLOWANCE

                                                                              Ceding Commission Rate
                                                                              ----------------------
Subpays on Policies issued Prior to 2005, premiums and payment enhancements            [*]

Subpays on Policies Issued 2005 thru 2007:
Premium General Account                                                                [*]
Premium Separate Account Vantage prior 7/1/07                                          [*]
Premium Separate Account Non-Vantage                                                   [*]
Premium Separate Account Vantage 7/1/07+                                               [*]
Payment Enhancements General Account                                                   [*]
Payment Enhancements Separate Account Vantage prior 7/1/07                             [*]
Payment Enhancements Separate Account Non-Vantage                                      [*]
Payment Enhancements Separate Account Vantage 7/1/07+                                  [*]
Vision Issued in 2007 only                                                             [*]

New Policies and Subpays on Policies Issued on and After 1/1/2008
Venture                                                                                [*]
Venture III                                                                            [*]
Vision                                                                                 [*]
Vantage                                                                                [*]
Opportunity                                                                            [*]